As filed with the Securities and Exchange Commission on June 5, 2009
1940 Act Registration No. 811-08685
1933 Act File No. 333-47415

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	28	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	31	[X]

(Check appropriate box or boxes)

ROCHDALE INVESTMENT TRUST
(Exact name of Registrant as Specified in Charter)

570 Lexington Avenue
New York, New York 10022-6837
(Address of Principal Executive Office)

(212) 702-3500
(Registrant's Telephone Number, including Area Code)

Keith Shintani
2020 East Financial Way, Suite 100
Glendora, California 91741
(Name and address of agent for Service)

copies to
Laura Corsell, Esq.
1400 N. Providence Road, Suite 6020
Media, Pennsylvania 19063

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)

[X]	Immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 28 to the Registration Statement of Rochdale Investment Trust is being filed to register a new Fund: Rochdale Fixed Income Opportunities Portfolio.

ROCHDALE INVESTMENT TRUST

PROSPECTUS
June 5, 2009

Rochdale Fixed Income Opportunities Portfolio a high yield corporate debt/bank loan portfolio

The Rochdale Fixed Income Opportunities Portfolio, a separate investment portfolio of Rochdale Investment Trust, is managed by Rochdale Investment Management (the “Advisor”).  Certain day-to-day portfolio management services are provided to the Portfolio by Seix Investment Advisors LLC and Federated Global Investment Management Corp. (“Subadviser(s)”).

This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

AN OVERVIEW OF THE PORTFOLIO

Rochdale Fixed Income Opportunities Portfolio

Investment Goal	The Portfolio seeks a high level of current income.

Principal Investment Strategies
To achieve its objective, the Portfolio will invest its net assets across a spectrum of income yielding securities.  The Portfolio’s primary focus will be to seek investment opportunities in high yield securities and fixed and floating rate loans made to U.S. and foreign borrowers. In addition, the Portfolio may invest in domestic and foreign corporate bonds including convertible bonds, asset backed securities and alternative fixed income securities or “hybrid instruments.”  Collectively, these instruments are referred to herein as “fixed income securities.”

Some of these instruments are considered derivative investments.  Other derivative instruments, such as futures contracts, option on futures contracts and swaps may also be used in an effort to achieve the Portfolio’s objectives, to provide exposure to the fixed income market pending direct investment or for hedging purposes.   The Portfolio may also invest in other income producing securities including, but not limited to, preferred stocks, high dividend paying stocks, and, securities issued by other investment companies (including exchange traded funds (“ETFs”) and money market funds), and money market instruments when, in the judgment of the Advisor or the relevant Subadviser, such investments are consistent with the Portfolio’s overall objectives.  Under normal conditions, the Portfolio will invest at least 80% of its net assets (plus any borrowing for investment purposes) in fixed or floating rate income securities (including, for this purpose, cash and cash equivalents).  A substantial portion of the Portfolio’s assets may be held in instruments (sometimes referred to as “high yield” or “junk bonds”) that are rated below investment grade by either Moody’s Investor Service or Standard & Poor’s Ratings Service or in comparable unrated securities.  The Portfolio is authorized to invest in income producing securities and other instruments with out regard to the maturity of any instrument or the average maturity or duration of the Portfolio as a whole.  It is not expected, however, that the Portfolio will hold securities with an average weighted maturity of more than 30 years.

Further information about floating rate loans, hybrid instruments and the other securities in which the Portfolio may invest appears in this Prospectus under the heading “Investment Goal and Principal Investment Strategies.”

Multi-Manager Structure
The Advisor will serve as the Portfolio’s primary investment adviser.  The Advisor may, however, in its sole discretion, delegate to a Subadviser responsibility for the day-to-day management of separate portions of the Portfolio’s assets.  The goal of the multi-manager structure is to acquire for Portfolio shareholders broader research and portfolio management skills in certain asset classes and broader diversification across security selection processes. In addition, the Portfolio has the ability to pursue opportunities across various income yielding segments using the respective skills of each SubAdviser.  Its success depends upon the ability of the Advisor to (a) identify and retain subadvisers who have achieved superior investment records relative to selected benchmarks; (b) pair subadvisers that have complementary investment styles; and (c) effectively allocate Portfolio assets among the subadvisers.  The Portfolio’s multi-manager structure is more fully described in this Prospectus under the heading “Management of the Portfolio.”

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•  Market Risk -- The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole.  Additionally, the prices of the securities in which the Portfolio invests are affected by the economy.  The value of the Portfolio’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

•  Credit Risk -- Investments in bank loans and lower rated debt securities involve higher credit risks.  There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Portfolio because it invests in lower rated investment quality fixed income securities.

•  Liquidity Risk -- Bank loans, high yield bonds, floating rate securities and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the investments to decline.. The Portfolio might find it more difficult to sell the investments when illiquid or receive less than the security is worth were the security sold.

•  Interest Rate Risk -- Interest rate changes may cause the prices of fixed-income securities held by the Portfolio to fall.  This risk may affect lower rated securities and floating rate securities to a greater extent than other types of debt securities,  Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Portfolio to replace a particular loan or bond with another, lower-yield security.

•  Derivatives Risk – Investments in derivative instruments (including swap, futures contracts, short sales and alternative or “hybrid” instruments) may heighten the risks associated with the Portfolio and may result in risk of losses that exceed the amount invested.  Investments in these instruments may also expose the Portfolio to additional volatility as well as additional risks, including valuation and tax issues, increased potential for costs to the Portfolio, and a potential reduction in gains to the Portfolio.

•  Foreign Securities Risk - Foreign securities may be adversely affected by foreign economic and political conditions, currency fluctuations, taxation policies, and/or accounting and auditing standards.  Such risks may be greater in the case of investments in emerging markets.

•  Market Sector/Industry Risk -- The Portfolio may make substantial investments in securities issued by financial institutions.  The Portfolio’s performance may be more susceptible to developments in sectors in which the Portfolio is more heavily invested.

• Volatility Risk – Because of the speculative nature of the income securities in which the Portfolio invests, the Portfolio may fluctuate in price more then other bond and income funds.

•  High Yield Bond Risk - High yield bonds are considered speculative under traditional investment standards. High yield bonds are generally subject to greater market, credit, liquidity and interest rate risks than higher quality bonds.  Prices of these securities will rise and fall primarily in response to changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.

Who May Want to Invest	The Portfolio may be appropriate for investors who:
in this Portfolio
•	Are seeking higher current income than they can generally obtain from traditional fixed income investments and are willing to tolerate higher fluctuation of principal.
•	Are seeking diversification by adding assets that have traditionally exhibited less correlation to certain fixed income and equity asset classes than traditional equity and fixed income investments.
•	Are able to bear grater risk to achieve the higher yields and total returns this Portfolio seeks to achieve as compared to other, investment grade, fixed income investments with more conservative portfolios.
•	Are willing to accept swings in their portfolio greater than that of a fixed income portfolio with shorter maturities or higher quality.

The Portfolio may not be appropriate for investors who:

•	Do not wish to generate income as a component of total return.
•	Wish to have their portfolio allocation invested in large companies only.
•	Are seeking high-quality debt obligations from issuers across a broad representation of several industries and sectors.
•	Cannot tolerate substantial principal fluctuation.
•	Cannot tolerate wide fluctuations in the value of the Portfolio shares.

PERFORMANCE

Because the Portfolio is new, it does not have a performance record to compare against other mutual funds or broad measures of securities market performance such as indices.  Performance information will be available after the Portfolio has been in operation for one calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Fixed Income Opportunities Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	5.75%
Maximum deferred sales charge (load)(1)	1.00%
Redemption Fee (as a percentage of amount redeemed) (2)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(3)	0.71%
Total Annual Fund Operating Expenses(4)	1.46%
____________________
(1)
Purchases of $1 million or more will not be charged a front-end sales load and the dealer reallowance on these purchases will be paid by the Distributor.  A redemption of shares purchased on this load waived basis will be subject to a contingent deferred sales charge (CDSC) of 1.00% if the redemption occurs twelve months or less following their purchase. The fee is payable to the Distributor and is intended to restore the charge the Distributor paid to the broker or dealer.   This CDSC applies ONLY for shareholders who purchase $1 million or more and redeem within 12 months of purchase.

(2)
The redemption fee applies only to those shares that were held for 45 days or less.  The redemption fee is payable to the redeeming Portfolio and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

(3)
Because the Portfolio had not yet commenced operations as of the date of this prospectus, “Other Expenses” are based on estimated amounts for the current fiscal year and include custodian, administration, transfer agency and other customary Portfolio expenses such as "Acquired Fund Fees and Expenses."  Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other funds (“Acquired Fund(s)”) and are expected to amount to less than 0.01% of the Fund's average daily net assets.  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.

(4)
The Advisor has contractually agreed to reduce its fees and/or pay expenses for the Portfolio’s Total Annual Fund Operating Expenses (excluding interest, taxes and acquired fund fees and expenses) to 1.50%.  This contract has a one-year term, renewable annually.  Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Portfolio if requested by the Advisor for up to three subsequent fiscal years. The Advisor may request this reimbursement if the aggregate amount actually paid by the Portfolio toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on Portfolio expenses.   Please refer to the Section entitled “Management of the Portfolio – Portfolio Expenses” elsewhere in this prospectus for more details.

Example

This Example is intended to help you compare the costs of investing in the Portfolio with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that you paid the maximum sales charge, your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Portfolio’s operating expenses remain the same.  This Example uses net expenses for the first year and total annual fund operating expenses for the three years.  Although your actual costs may be higher or lower, under the assumptions, your costs would be:

Fixed Income Opportunities Portfolio

One Year	$715
Three Years	$1,010

INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES

Rochdale Fixed Income Opportunities Portfolio

Investment Goal
The Rochdale Fixed Income Opportunities Portfolio seeks high current income.

Investment Philosophy
The Portfolio seeks to generate a high level of current income through investments in fixed income securities that generate yields and/or capital appreciation above that which is generally available from traditional fixed income investments.  Through investment in various types of lower-rated, high-yielding corporate debt instruments, as well as first and second lien senior floating rate loans, other floating rate debt securities, corporate obligations and alternative securities which have attractive yields, the Portfolio seeks to realize above average total return..

Investment Strategies and Portfolio Securities

The Portfolio invests opportunistically across a spectrum of income yielding securities.  The primary focus of investing will be on high yield bonds and in fixed and floating rate loans made to U.S. and foreign borrowers, as well as domestic and foreign corporate bonds including convertible bonds, asset backed securities as well as alternative fixed income securities or “hybrid instruments.”  Some of these instruments are considered derivative investments.  Other derivative instruments, such as futures contracts, option on futures contracts and swaps may also be used in an effort to achieve the Portfolio’s objectives, to provide exposure to the fixed income market pending direct investment or for hedging purposes.  The Portfolio may also invest in other income producing securities, including, but not limited to, preferred stocks, high dividend paying stocks, and, securities issued by other investment companies (ETFs and money market funds), and money market instruments when, in the judgment of the Advisor or the relevant Subadviser, such investments are consistent with the Portfolio’s overall objectives.. From time to time, the Portfolio will invest in cash, cash equivalents and U.S. government securities.  All, or substantially all, of the investments made by the Portfolio may be rated below investment grade by either Moody’s Investor Service or Standard & Poor’s Ratings Service or in comparable unrated securities.  The Portfolio may buy and sell securities frequently, which may result in higher transaction costs and lower performance, and will be more likely to generate short-term capital gains (which are generally taxed at ordinary income tax rates).  Under normal conditions, the Portfolio will invest at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities (including for this purpose, cash and cash equivalents).  The Portfolio may not make any change in this policy of investing at least 80% of its net assets in fixed income securities without first providing the Portfolio’s shareholders with at least 60 days’ prior notice.

The types of securities and other instruments in which the Portfolio may invest are summarized below, together with a summary of the types of investment risks generally associated with each.  Further information about the Portfolio’s investments and associated risks appears later in this Prospectus and in the Statement of Additional Information relating to the Portfolio.

➢ High-Yield Bonds.   The Portfolio may invest in lower-rated corporate bonds (also known as “junk bonds”).  The security selection process includes an analysis of the issuer’s financial condition, business and product strength, competitive position and management expertise.  Below investment grade securities  involve greater risk of defaults, downgrades, price declines and volatility than investment grade securities.  Below investment grade securities may also be less liquid than higher quality securities.  In addition, issuers of high yield securities may be more susceptible than other issuers to economic downturns.  High yield securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could substantially adversely affect the market value of the security.  High yield securities may be less liquid than higher quality investments.  A security whose credit rating has been lowered may be particularly difficult to sell.  Generally, the lower the rating of a debt security, the higher its credit risk.

➢ Floating Rate Loans and Related Instruments.   These instruments – which include first and second lien senior floating rate loans and other floating rate debt securities –generally consist of loans made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure.  Coupon rates on these loans are most often floating, not fixed, and are tied to a benchmark lending rate (such as the London Interbank Offered Rate or “LIBOR”).  Additionally, to the extent that the Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments (summarized below).  The Portfolio may also acquire junior debt securities or securities with a lien on collateral lower than a senior claim on collateral.  The risks associated with floating rate loans are similar to the risks of below investment grade securities.  In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured.  Difficulty in selling a floating rate loan may result in a loss.  The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans.  Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions.  As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and the Portfolio may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.  Borrowers may pay back principal before the schedule due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security.  There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities.  The Portfolio may also acquire loan participations, by which the Portfolio has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution or lending syndicate) that has a direct contractual relationship with a borrower.  Absent a direct contractual relationship with the borrower, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the underlying loan.  As a result, the Portfolio may be exposed to the credit risk of both the borrower and the intermediary offering the participation.  The Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid and may have limited or no right to vote on changes that may be made to the underlying loan agreement.  Such investments may involved risks in addition to those noted above, for example, if a loan is foreclosed, the Portfolio could become part owner of any collateral and would bear the costs and liability associated with such ownership.

➢ Asset-Backed Securities.   The Portfolio may invest in may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables.  The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts, special purpose corporations or other entities.  Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.  Certain asset backed securities may be considered derivative instruments.  Asset-backed securities may have prepayment risks, which is the risk that when interest rates are declining, issuers of fixed income securities held by the Portfolio may prepay principal earlier than scheduled.  As a result, the Portfolio may have to reinvest these prepayments at then-prevailing lower rates, which may, in turn, reduce income.  The Portfolio may participate in arrangements designed to provide qualified borrowers with a revolving line of credit.  Commonly referred to as “revolvers,” these instruments effectively require that the lenders (including participating investors such as the Portfolio) can meet this continuing obligation.  Under certain circumstances, participating investors may be required to segregate assets to ensure that such obligation is satisfied.

➢ Derivative Instruments.  The Portfolio may buy or sell derivative instruments (for example, swaps, including credit default swaps, futures, credit linked notes, options, inverse floaters and warrants) to use as a substitute for purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks.  The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.  The value of a derivative instrument is calculated and derived from the value of other assets, instruments, or references and, accordingly, there is greater risk that derivatives will be improperly valued.  Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices they are designed to hedge or to track or they may not move in the expected direction.  Derivatives may be erroneously priced or improperly valued and this may require the Portfolio to make increased cash payments to the counterparty.  Derivatives contracts may be illiquid in that the counterparty to the derivative contract may be unwilling or unable to close out the contract prior to the expiration of the contract.  Or, the issuer of, or the counterparty to, the derivative contract may not make timely principal, interest or other payment when due, or otherwise fulfill its obligations.  In either event, the Portfolio could lose money on its investment.  Use of derivatives is also subject to the risk that a portfolio manager may fail to use derivatives effectively or choose to hedge or not to hedge at inopportune times.  This will adversely affect the Portfolio’s performance.

➢ Alternative Fixed Income Investment and “Hybrid Investments”.  Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract).  Frequently, the value of a hybrid instrument is determined by reference to changes in value of a “reference instrument” (that is a designated security, commodity, currency, index or other asset or instrument, including a derivative contract).  The interest or principal payable on a hybrid security is determined by reference to changes in the price of the designated reference instruments.  Hybrid instruments can take on many forms.  A common form of a hybrid instrument combines elements of a derivative contract with those of a fixed-income security.  In this case, all or a portion of the interest or principal payable on the hybrid security is determined by reference to changes in the price of the designated reference instrument.  A hybrid instrument may also involve a convertible security, where the conversion terms are related to the designated reference instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks associated with the designated reference instrument, including the risks associated with investments in derivatives noted above.  Hybrid instruments are also potentially more volatile than traditional securities or the reference instrument and, depending on the structure of the particular hybrid, it may expose the Portfolio to leverage risks or carry liquidity risks.

➢ Money Market Instruments.  Money market instruments are short-term, high grade financial instruments such as bankers’ acceptances, certificates of deposit, commercial paper and treasury bills.  Money market instruments are typically seen as a safe place to put money due the highly liquid nature of the securities and short maturities, but there are risks in the market including the risk of default on securities such as commercial paper.

➢ Other Investment Companies.  To the extent that the Portfolio invests in another investment company (including ETFs and money market funds), it will be subject to its pro-rata share of that investment company’s advisory and administrative expenses.  ETFs involve additional risks. ETFs are generally designed to track a particular market segment or index but may, under circumstances, fail to do so.  ETFs may be less liquid than other types of investment companies and shares of an ETF may be more volatile than the underlying portfolio of securities.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own shares of an ETF.

Subadvisers.  The Advisor serves as the Portfolio’s primary adviser and retains the authority to manage the Portfolio’s assets.  The Advisor has, however, engaged two Subadvisers to make day-to-day investment decisions for the Portfolio and, in particular, to manage the Portfolio’s investments in high yield securities, bank loans and related instruments.  The Advisor is responsible for overseeing and monitoring the Subadvisers.

These Subadvisors are Seix Investment Advisors LLC (“Seix”) and Federated Investment Management Comapny (“Federated”).  The investment selection process followed by Federated and Seix, respectively is summarized below.  Further information about the Subadvisers, those individual portfolio managers who are responsible for day-to-day investment decisions for the Portfolio and the manner in which the Portfolio’s assets are allocated among them appears under the heading “Management of the Portfolio” later in this Prospectus.

The Seix Investment Selection Process
Seix will be primarily responsible for investments in floating rate securities and high yield bank loans.  In deciding which debt securities to buy or sell, Seix will typically emphasize debt instruments that are within the healthier segment of the high yield market searching for value in BB & high B rated credits (rated either “BB or B” by Standard & Poor’s Rating Services or “Ba or b” by Moody’s Investors Service or securities deemed of comparable quality by Seix). Seix uses an investment approach that employs: a targeted universe, in-depth company research, active, but constrained industry weightings, and optimal security structures.

Security selection is the key component of this process. Seix undertakes rigorous credit research and analysis in an effort to identify value opportunities and analysts and portfolio managers continuously monitor individual issuers as well as the industries in which the Portfolio may invest. For each issuer in which Seix invests, return expectations and sell targets are established.

The Federated Investment Selection Process
Federated will be primarily responsible for the Portfolio’s investments in high yield securities. In making investment decisions with respect to high yield securities, Federated selects securities it believes have attractive risk-return characteristics.  Federate typically analyzes the issuer’s financial condition, business and product strength, competitive position and management expertise in an effort to seek to identify issuers with the ability to meet their obligations and the potential to improve their overall financial health.  Federated strives to adhere to a strong sell discipline and generally will effect a sale if it believes the security’s future total return has become less attractive relative to other securities, the company begins to perform poorly, the industry outlook changes, or any other event occurs that changes the investment conclusion.

INVESTMENT RISKS

The principal risks of investing in the Portfolio that may adversely affect its net asset value or total return are discussed above in “An Overview of the Portfolio.”  Additional information about these and other investment risks is set forth below. These risks are discussed in more detail below.

Market Risk.  Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Portfolio’s fixed income securities will decrease in value if interest rates rise and vice versa.  Long-term debt securities generally are more sensitive to changes in interest rates, usually making them more volatile than short-term debt securities and thereby increasing risk. Debt securities are also subject to credit risk, which is the possibility than an issuer will fail to make timely payments of interest or principal, or go bankrupt.  The lower the ratings of such debt securities, the greater their risks.  In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. Debt securities are also subject to income risk, which is the possibility that falling interest rates will cause a Portfolio’s income to decline. Income risk is generally higher for short-term bonds. An additional risk of debt securities is reinvestment risk, which is the possibility that a Portfolio may not be able to reinvest interest or dividends earned from an investment in such a way that they earn the same rate of return as the invested funds that generated them. For example, falling interest rates may prevent bond coupon payments from earning the same rate of return as the original bond. Furthermore, pre-funded loans and issues may cause a Portfolio to reinvest those assets at a rate lower than originally anticipated.

Credit Risk.  The instruments in which the Portfolio invests are subject to credit risk.  Credit Risk relates to the ability of the borrower under a senior loan or the issuer of a debt security to make interest and principal payments on the loan or security as they become due. If the borrower or issuer fails to meet its obligations (e.g., to pay principal and interest when due) the net asset value of the Portfolio’s shares might be reduced.  A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the value of that issuer’s securities. The Portfolio’s investments in Senior Loans and other debt securities, particularly those below investment grade, are subject to risks of default.  Where instruments held by the Portfolio are collateralized, the underlying lenders may have difficulty liquidating the collateral or enforcing their rights under the terms of the loans if a borrower defaults or collateral may be insufficient or set aside by a court.  The Portfolio is also exposed to credit risk to the extent it uses over-the-counter derivatives (such as swap contracts) or it engages to a significant extent in the lending of Portfolio securities or the use of repurchase agreements.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that a Portfolio may be prevented from selling particular securities at the price at which a Portfolio values them.  The market for illiquid securities is more volatile then the market for liquid securities and it may be more difficult to obtain accurate valuations for the Portfolio’s investments.  Some senior loans are not as easily purchased or sold as publicly-traded securities due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans. As a result, some senior loans are illiquid, which means that the Portfolio may be limited in its ability to sell such instruments at an acceptable price when it wants to in order to generate cash or avoid losses.  Highly leveraged senior loans (or senior loans in default) also may be less liquid that other senior loans.  If the Portfolio voluntarily or involuntarily sold those types of senior loans, it might not receive the full value it expected.

Interest Rate Risk.  Interest rate changes may cause the prices of fixed-income securities held by the Portfolio to fall.  This risk may affect lower rated securities and floating rate securities to a greater extent than other types of debt securities.  Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Portfolio to replace a particular loan with another, lower-yield security.  The senior loans in which the Portfolio invests have floating or adjustable interest rates. For this reason, it is expected that the values of senior loans may fluctuate less then the value of fixed-rate debt securities.  However, the interest rate of some senior loans adjust only periodically.  Between the times that interest rates on senior loans adjust, the interest rates on those senior loans may not correlate to prevailing interest rates.  This will affect the value of the loans and may cause the next asset values of the Portfolio’s shares to fluctuate.

High Yield Security Risk. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities.  These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.  High yield securities are generally subject to greater market, credit, liquidity and interest rate risks than higher quality securities.  Such securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies.  This means that they may have more difficulty making scheduled payments of principal and interest.  Changes in the value of these securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment-grade securities.

Foreign Securities Risk.  The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies.  Some of these risks include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, (7) greater possibility of not being able to sell securities on a timely basis and (8) the adoption of less favorable laws enforcing creditors’ rights and potential delays in enforcing rights.  Purchasing securities in developing or emerging markets entails additional risks to investing in other foreign countries.  These include less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.  These risks may be greater when investments are made in countries that the World Bank or the United Nations considers to be emerging or developing markets.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a portfolio’s investment in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.  Governments of some emerging market countries have defaulted on their bonds and may do so in the future.

MANAGEMENT OF THE PORTFOLIO

The Board of Trustees of Rochdale Investment Trust (“Board”) is responsible for the overall supervision and management of the business and affairs of the Trust, including the Portfolio.  Day-to-day operations of the Trust are the responsibility of the Trust’s officers and various service organizations retained by the Trust, including the Advisor.  As noted above, the Advisor serves as the Portfolio’s primary adviser.  The Advisor has, however, engaged Seix and Federated to make day-to-day investment decisions for the Portfolio and, in particular, to manage the Portfolio’s investments in high yield securities, bank loans and related instruments.  Each Subadvisor is entitled to compensation for its services, which compensation is paid by the Advisor and not the Portfolio.

The Advisor is responsible for monitoring both the overall performance of the Portfolio and the individual performance of each of these Subadvisors.  The Advisor is also responsible for allocating and reallocation of the assets of the Portfolio between the Subadvisors and reserves the right to manage the assets of the Portfolio when it believes that such action would be appropriate to achieve the overall objectives of the Portfolio.  It is expected that the assets of the Portfolio will be allocated as equally as practicable between Seix and Federated, each of which provides day-to-day portfolio management services to the Portfolio in accordance with the terms of separate portfolio management agreements.  The Advisor may, however, increase or decrease the allocation to either Subadviser, terminate either or both Subadvisers or manage any portion of the Portfolio directly if the Advisor and the Board deem it appropriate to do so in order to achieve the overall objectives of the Portfolio.  Allocations may vary between zero percent (0%) to one hundred percent (100%) of the Portfolio’s assets at any given time.

Rochdale Investment Management, LLC.  The Advisor is located at 570 Lexington Avenue, New York, New York, 10022-6837.  As of December 31, 2008, the Advisor managed assets of approximately $2.2 billion for individual and institutional investors.  Officers of the Advisor serve as the executive officers of the Fund and/or as members of the Board of Trustees.  For its services to the Portfolio, the Advisor is entitled to receive an annual fee of 0.50% of the Portfolio’s average daily net assets.  Garrett R. D’Alessandro will be primarily responsible for day-to-day investment decisions with respect to that portion of the Portfolio’s assets reserved or allocated to the Advisor. Mr. D’Alessandro is the Advisor’s President, Chief Executive Officer, and Co-Chief Investment Officer, and he holds the Chartered Financial Analyst designation.  Mr. D’Alessandro joined the Advisor in 1986.

Seix Investment Advisors LLC.  Seix began operating  in 2008 as a registered investment adviser and wholly-owned subsidiary of RidgeWorth Capital Management, Inc., an investment adviser registered with the Securities and Exchange Commission.  Its predecessor, Seix Investment Advisers, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined RidgeWorth (formerly known as Trusco Capital Management, Inc.) as a fixed income investment management division.  Seix is headquartered at 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey, 07458.  As of December 31, 2008, Seix managed assets of $18.3 billion.  For its services to the Portfolio, Seix receives from the Advisor and not the Portfolio, a fee of 0.40% of the value of that portion of the Portfolio’s assets that may be, from time to time, allocated to Seix.

Michael McEachern, CFA and George Goudelias will be primarily responsible for day-to-day investment decisions with respect to that portion of the Portfolio’s assets allocated to Seix.  Mr. McEachern has been Senior High Yield Portfolio Manager and Head of the High Yield Group at Seix and its predecessor firms since June 30, 1997.  Before joining Seix, Mr. McEachern was a Vice President of Fixed Income at American General Corp.  Mr. Goudelias is a Senior Portfolio Manager and Head of the Bank Loan Group and has been with Seix or its predecessor since 2001.  Prior to joining Seix he was a Senior High Yield Research Analyst at J.P. Morgan Securities.

Federated Investment Management Company.   Federated is a wholly-owned subsidiary of Federated Investors, Inc., which through its advisory subsidiaries managed assets of approximately $407.3 billion as of December 31, 2008.  For its services to the Portfolio, Federated receives from the Advisor and not the Portfolio, a fee of 0.40% of the value of that portion of the Portfolio’s assets that may be, from time to time, allocated to Federated.  Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated.  The fee for such services is paid by Federated and not by the Portfolio.  Both Federated and FASC are headquartered at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.

Mark E. Durbiano will be primarily responsible for day-to-day investment decisions with respect to that portion of the Portfolio’s assets reserved or allocated to Federated.  Mr. Durbiano, who is a Chartered Financial Analyst, is a Senior Vice President, Senior Portfolio Manager and Head of Federated’s Domestic High Yield Group.  He has been with Federated since 1982.

Portfolio Expenses

The Portfolio is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Portfolio to ensure that the Portfolio’s aggregate total annual fund operating expenses (excluding interest and tax expenses) will not exceed the limits set forth in the Fees and Expenses Table for the Portfolio.  Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Portfolio if requested by the Advisor in subsequent fiscal years.  The Advisor may request this reimbursement if the aggregate amount actually paid by a Portfolio toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on Portfolio expenses.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. The Trustees will review any such reimbursement.  The Portfolio must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

SHAREHOLDER INFORMATION

How to Buy Shares

The minimum initial purchase of each Portfolio for a regular account is $1,000 and for a retirement account is $500.  You may add to your investment at any time with investments of at least $100.  Your financial intermediary, including Rochdale Investment Management, may impose total account minimums in excess of the individual Portfolio minimum.  The minimum investment requirements may be waived from time to time at the Advisor’s discretion.

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance

Regular	$1,000	$100*	$250

Retirement Account	$500	$100	$250

* This includes purchases by telephone.

Shares of the Portfolios can be purchased through the Transfer Agency or through certain financial intermediaries.  Contact your financial representative for instructions on how you may purchase shares of the Portfolios.  All purchases by check must be in U.S. dollars drawn on a domestic financial institution.  The Portfolios’ transfer agent (the “Transfer Agent”) will not accept payment in cash or money orders.  The Portfolios also do not accept cashier’s checks in amounts less than $10,000.  Also, to prevent check fraud, the Transfer Agent will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  Post dated checks, post dated on-line bill pay checks, or any conditional order or payment will not be accepted.  If your payment is returned for any reason, a $25 fee will be assessed against your account.  You also will be responsible for any losses suffered by the Portfolios as a result.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application in accordance with the Trust’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-866-209-1967 if you need additional assistance when completing your application.

Additionally, shares of the Portfolios have not been registered for sale outside of the United States.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such reasonable belief is established.  The Portfolios reserve the right to close the account within five business days if clarifying information/documentation is not received.

Public Offering Price.  Shares of the Portfolio of the Trust are offered at their net asset value per share (“NAV”) plus the applicable sales charge.  The sales charge varies depending on how much you invest; charges are set forth in the table below.  There are no sales charges on reinvested distributions.

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Investment	Dealer Reallowance(1)
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.25%	3.36%	2.50%
$500,000 but less than $1,000,000	2.25%	2.30%	1.50%
$1 million or more(2)	0.00%	0.00%	1.00%

(1)
Dealers who have entered into selected dealer agreements with the Distributor receive a percentage of the initial sales charge on sales of shares of the Portfolios.  The Distributor retains the balance of the sales charge paid by investors.  The dealer’s reallowance may be changed from time to time, and the Distributor may from time to time offer incentive compensation to dealers who sell shares of the Portfolios.

(2)
The sales load on purchases of one million dollars or more will be waived and the dealer reallowance on these purchases will be paid by the Distributor.  A redemption of shares purchased on a load waived basis will be subject to a contingent deferred sales charge (CDSC) of 1.00% if the redemption occurs twelve months or less following their purchase. The fee is payable to the Distributor and is intended to restore the charge the Distributor paid to the broker or dealer.  The fee is payable to the Distributor and is intended to restore the charge the Distributor paid to the broker or dealer.

Rights of Combination.  As shown in the table above, purchases of shares of the Portfolios by a “single investor” may be eligible for sales charge reductions.  A “single investor” is defined as a single individual or entity; members of a family unit comprising husband, wife, and minor children; or a trustee or their fiduciary purchasing for a single fiduciary account.  Certain employee benefit and retirement benefit plans may also be considered as “single investors” if certain uniform criteria are met.  If you purchase shares of more than one Portfolio, the appropriate sales charge is calculated on the combined value of your purchase.  Please refer to the Statement of Additional Information.

Rights of Accumulation.  You may qualify for a “volume discount” on purchases of shares of the Portfolios if the total amount being invested in shares of the Portfolios, in the aggregate, reaches levels indicated in the sales charge schedule above.  Under this “Right of Accumulation,” you may combine your new purchases of shares with shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current net asset value of the all other shares you own.  For example, if you already own shares in the Trust’s Large Growth Portfolio, with a combined aggregate net asset value of $450,000, the sales charge on an additional purchase of $60,000 shares of the Intermediate Fixed Income Portfolio would be 2.25% on that purchase, because you had accumulated more than $500,000 total in the Trust as a whole.

Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Rochdale Investment Trust.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

If you establish an LOI with Rochdale Investment Trust you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Exempt Share Purchases.  Investors (i) who purchase shares of any Portfolio on the advice of an investment consultant to whom the investor has paid a fee relating to such advice; (ii) who acquire shares of any Portfolio through an investment account with the Advisor or a brokerage account with an affiliate of the Advisor; or (iii) who acquired their shares in a 401(k) or other retirement program administered by a third party and which invest in the Portfolios through an omnibus account will not be subject to a sales charge.  Purchases of shares of any of the Portfolios by investors who are officers, directors, trustees or employees of the Advisor or the Trust, any of the Advisor’s affiliates, any selected dealer, or any member of the immediate family of the foregoing (including shares purchased as part of any such individual’s contribution to a qualified retirement plan including 401(k) plans) are not subject to any sales charge.  Similarly exempt are shares acquired via exchange from other mutual funds (whether or not managed by the Advisor) as a result of a merger or reorganization or by an employee trust, pension, profit sharing, or other employee benefit plan.  To make a sales charge exempt purchase, you must notify the Portfolio or your financial intermediary in writing at the time of the purchase order that an exemption will apply to your purchase.  You should keep the records necessary to demonstrate the reinstatement privilege applies to your purchase.  Additional information regarding sales charges exemptions is included in the SAI.

Retirement Plans

The Portfolios generally are available in Individual Retirement Account (“IRA”) and Roth IRA plans offered by your financial representative.  You may obtain information about opening an IRA account by contacting your financial representative.  If you wish to open another type of retirement plan, please contact your financial representative.

Automatic Investment Plan

Once you open your account, you may make subsequent investments (minimum of $25) into the Portfolios through an Automatic Investment Plan (“AIP”).  You can have money automatically transferred from your checking or savings account on a weekly, bi-weekly, monthly, bi-monthly or quarterly basis.  To be eligible for this plan, your bank must be a domestic institution that is an Automated Clearing House (“ACH”) member.  The Transfer Agent is unable to debit mutual fund or pass through accounts.  The Trust may modify or terminate the AIP at any time without notice.  The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.  You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date.  If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account.  Please contact the Transfer Agent at 1-866-209-1967 for more information about the Portfolios’ AIP.

Telephone Purchases

Investors may purchase additional shares of the Portfolios by calling 1-866-209-1967.  If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network.  You must have banking information established on your account prior to making a purchase.  Each telephone purchase must be a minimum of $100.

How to Exchange Shares

You may exchange your Portfolio shares (minimum of $100) for shares of any other Portfolio offered by this Prospectus on any day the Portfolios and the New York Stock Exchange (“NYSE”) are open for business.  Requests to exchange shares are processed at the NAV next calculated after receipt of your request in proper form and without the application of any sales charge.  The Portfolios generally choose not to charge the 2.00% redemption fee for exchanges among the Portfolios, however, your financial institution may not have a mechanism for waiving this fee.  Please check with your financial advisor to determine if you will be able to exchange your shares without the 2.00% redemption fee.  An exchange is treated as a sale of shares and may result in a gain or loss for income tax purposes.  You may exchange your shares by contacting your financial representative.  Additionally, you may exchange your shares either by mail or by contacting the Transfer Agent at 1-866-209-1967 from 9:00 a.m. to 8:00 p.m. Eastern Time.

How to Sell Shares

You may sell (redeem) your Portfolio shares on any day the Portfolios and the NYSE are open for business through your financial representative.   Requests for redemption are processed at the NAV next calculated after receipt of your request in proper form.  The Portfolios are intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Portfolios’ investment program and create additional transaction costs that are borne by all shareholders.  Accordingly, you may pay a 2.00% redemption fee if you are redeeming shares that you purchased in the past forty-five (45) days.  This fee is paid to the Portfolios.  The Portfolios impose a redemption fee in order to reduce the transaction costs and tax effects of a short-term investment in the Portfolios.  The redemption fee may not be charged in certain situations, including exchanges among the Portfolios, transactions within a qualified plan, or conversion to a Rochdale separately managed account.

The Portfolios will not impose a redemption fee on reinvested distributions and to omnibus accounts due to the inequities that this would impose on individual shareholders.  In addition, the Portfolios will not impose a redemption fee on accounts subject to any waiver.  Instead, the Portfolios expect the broker, retirement plan, or financial intermediary to impose such fees.  The Advisor will use its best efforts to ensure omnibus accounts are assessing any applicable redemption fee.

Payment of your redemption proceeds will be made promptly, but not later than seven days after receipt of your written request in proper form.  If you request a redemption in writing, your request must have a signature guarantee attached if the amount to be redeemed exceeds $50,000.  Other documentation may be required for certain types of accounts.

Each Portfolio may redeem the shares in your account if the value of your account is less than $250 as a result of redemptions or exchanges you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  You will be notified in writing that the value of your account is less than $250 before the Portfolio makes an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $250 before the Portfolio takes any action.  The Portfolios have the right to pay redemption proceeds in whole or in part by a distribution of securities from its Portfolio.  It is not expected that the Portfolios would do so except in unusual circumstances.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to twelve (12) calendar days from the purchase date.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last fifteen (15) days;
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Portfolio and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Telephone Redemption and Exchange

Proceeds redeemed by telephone will be sent only to an investor’s address or bank of record as shown on the records of the Transfer Agent.  You may have your redemption proceeds sent by check to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, to your pre-designated bank account.  Sale proceeds may be wired to your commercial bank in the United States; however a $15 fee will be applied.  The receiving bank may charge a fee for this service. There is no charge for proceeds sent via ACH and credit to your bank account will typically will be available in two-three (2-3) business days.   Once a telephone transaction has been placed, it cannot be canceled or modified.

In order to arrange for telephone redemptions after an account has been opened or to change a bank account or an address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder of the account and may require the signatures guaranteed.  Please contact the Transfer Agent before sending your instructions.

Systematic Withdrawal Plan

If you own shares of a Portfolio with a value of $1,000 or more, you may establish a Systematic Withdrawal Plan.  You may receive monthly or quarterly payment in amounts of not less than $25 per payment.  To participate in the Systematic Withdrawal Plan, complete the appropriate section of the New Account Application, or call 1-866-209-1967.  You may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payees’ address, by notifying U.S. Bancorp Fund Services, LLC, five days prior to the effective date.  Note that this plan may deplete your investment and affect your income or yield.  You should not make systematic withdrawals if you plan to continue investing in a Portfolio due to sales charges and tax liabilities.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Household Delivery of Shareholder Documents

Only one prospectus, annual and semi-annual Report will be sent to shareholders with the same last name and residential street address or P.O. Box on their Rochdale accounts, unless you request multiple copies.  If you would like to receive separate copies, please call 1-866-209-1967.  Your additional copies will be sent free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

Frequent Trading or Market Timing

The Trust has imposed a 2% redemption fee with respect to redemption orders for shares of any Portfolio purchased within the previous 45 days.  This policy is designed to deter short-term trading that can, as noted above under the heading “How to Sell Shares,” disrupt a Portfolio’s investment program and create additional transaction costs that are borne by all shareholders.  Additionally, the Trust has adopted policies and procedures that, together with procedures followed by the Transfer Agent and principal underwriter, as designed to monitor and detect abusive short term trading practices.

The Trust works with financial intermediaries to discourage abusive short term trading practices, and has entered into agreements with them to provide information regarding and, where practicable, impose restrictions on such trading.  There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients.

PRICING OF PORTFOLIO SHARES

The price of the Portfolio’s shares is based on the Portfolio’s NAV and is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day (“Business Day”) that the NYSE is open.  The Portfolio’s NAV per share is determined by calculating the total value of the Portfolio’s assets, subtracting its liabilities and dividing by the number of shares outstanding.

NAV per share =	total assets - liabilities
number of shares outstanding

The NAV for the Portfolio is determined in accordance with procedures (“Pricing Procedures”) established by the Board of Trustees.  Under the Pricing Procedures, securities for which market quotations are readily available are priced at their market value.  Under the Pricing Procedures, the market value of the Portfolio’s investments is generally based on readily available market quotations for each security held.

Market values are generally determined as follows: readily marketable fund securities listed on a national securities exchange or National Association of Securities Dealers Automated Quotation (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day.  Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price.  Fixed income securities traded on a recognized national securities exchange or on the NASDAQ are valued each Business Day at the last reported sale price that day; if there are no sales on a given day, the security will be valued at the closing bid price.  Fixed income securities that are readily marketable and are traded only in OTC markets but not on NASDAQ are valued at the closing or current bid price.

When reliable market quotations are not readily available for any security, applicable law requires that the “fair value" of that security will be determined in good faith by the Board of Trustees.  The Pricing Procedures include specific methodologies pursuant to which “fair value” is to be determined in such circumstances.  Responsibility for implementing these board-approved methodologies on a day-to-day basis is vested in a committee (“Pricing Committee”) which reports directly to the Board of Trustees.  Members of the Pricing Committee are appointed by the Board of Trustees and include the Trust’s Chief Compliance Officer.  Fair value pricing may be employed, for example, if the value of a security held by the Portfolio has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid.  When this fair value pricing method is employed, the prices of securities used in the daily computation of a Portfolio’s NAV per share may differ from quoted or published prices for the same securities.  Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available.  Consequently, changes in the fair valuation of Portfolio securities may be less frequent and of greater magnitude than changes in the price of Portfolio securities valued based on market quotations.  The fair valuation methodologies adopted by the Board are designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale.  The Board will regularly evaluate whether their pricing methodologies continue to be appropriate in light of the specific circumstances of the Trust and the quality of prices obtained through their application by the Pricing Committee.

DIVIDENDS AND DISTRIBUTIONS

Fixed Income Opportunities Portfolio, The Portfolio will distribute dividends quarterly and capital gains, if any, annually, usually on or about December 20th.  Fixed Income Opportunities Portfolio,

If you elect to receive dividends and/or distributions in cash, you will receive your dividend and/or distribution in the form of a check.  If the U.S. Postal Service returns the check as undeliverable, or if a check remains outstanding for six (6) months, the Trust reserves the right to reinvest the distribution check in your account, at the Portfolios’ current NAV, and to reinvest all subsequent distributions.

TAX CONSEQUENCES

As with any investment, your investment in the Portfolio could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the Portfolio are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the Portfolio’s distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the Portfolio’s distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).   As of the date of this prospectus, distributions of “qualifying dividends” will also generally be taxable to non-corporate shareholders at long-term capital gain rates, as long as certain requirements are met.  In general, if 95% or more of the gross income of the Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term capital gains rates. If less than 95% of the gross income of the Portfolio (other than net capital gain) consists of qualifying dividends, distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio.  For the lower rates to apply, non-corporate shareholders must have owned their Portfolio shares for at least sixty-one (61) days during the 121-day period beginning on the date that is sixty (60) days before the Portfolio’s ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).  The amount of the Portfolio’s distributions that are otherwise qualifying dividends may be reduced as a result of the Portfolio’s securities lending activities.

 If you buy shares when the Portfolio has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Portfolio will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the Portfolio generally is the difference between the cost of your shares and the price you receive when you sell them.

If you sell or exchange your Portfolio shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

DISTRIBUTION AGREEMENTS

The Portfolio has adopted a plan of distribution (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940.  Under the Plan, the Portfolio may pay fees of up to 0.25% of the Portfolio’s average daily net assets in connection with the sale and distribution of their shares and/or for services provided to their shareholders.  Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  Fees paid pursuant to the Plan are taken into account when computing the amounts that the Advisor is obligated to reimburse the Portfolio pursuant to the Operating Expenses Limitation Agreement currently in effect for the Portfolio.

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

In addition to payments made by the Portfolio for distribution and shareholder servicing, the Advisor may pay out of its own assets, and at no cost to the Portfolio, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Portfolio or for services to the Portfolio and its shareholders.

In return for these payments, the Portfolio may receive certain marketing or servicing advantages including, without limitation, inclusion of the Portfolio on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Portfolio on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services.  Additionally, the Portfolio and its shareholders may also receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Portfolio’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Portfolio’s Advisor for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

PRIVACY NOTICE

The Portfolio may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Portfolio through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Advisor
Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York 10022-6837
1-800-245-9888
www.rochdale.com
––
Distributor
RIM Securities LLC
570 Lexington Avenue
New York, New York 10022-6837
1-800-245-9888
––
Custodian
U.S. Bank, N.A.
1555 N. River Center Dr., Suite 302
Milwaukee, Wisconsin, 53212
––
Transfer and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-209-1967
––
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, Pennsylvania 19103

Rochdale Investment Trust
570 Lexington Avenue
New York, New York 10022-6837
1-800-245-9888
www.rochdale.com

You can discuss your questions about the Fixed Income Opportunities Portfolio and/or any of the Portfolios of the Rochdale Investment Trust, and request other information, including the SAI, Annual Report or Semi-Annual Report, free of charge, by calling the Portfolios at 1-800-245-9888 or visiting our Web site at www.rochdale.com.  In the Portfolios’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year.  The SAI provides detailed information about the Portfolios and is incorporated into this Prospectus by reference.

You can review and copy information about the Portfolios, including the Portfolios’ reports and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090.  You may also send email to the Commission requesting information at publicinfo@sec.gov.  You can obtain the same information free of charge from the Commission’s Internet site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC Investment Company Act file number is 811-08685)

ROCHDALE INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

June 5, 2009

THE ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

570 Lexington Avenue
New York, New York 10022-6837
(212) 702-3500

This Statement of Additional Information (“SAI”) is designed to supplement information contained in the Prospectus relating to The Rochdale Fixed Income Opportunities Portfolio (the “Portfolio”) of the Rochdale Investment Trust (the “Trust”).  The Trust is an open-end, diversified, series, management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”).  Rochdale Investment Management LLC (“Rochdale” or the “Advisor”) serves as the overall investment advisor to the Trust.  This document, although not a Prospectus, is incorporated by reference in its entirety in the Portfolio’s Prospectus and should be read in conjunction with the Portfolio’s Prospectus dated June 5, 2009.  A copy of that Prospectus is available by calling the number listed above or 1-800-245-9888.

This SAI contains information in addition to and more detailed than that set forth in the Prospectus.  You should read this SAI together with the Prospectus and retain it for future reference.

The audited financial statements for the Trust for the fiscal year ended December 31, 2008, are incorporated by reference to the Trust’s December 31, 2008, Annual Report.

THE TRUST

Rochdale Investment Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on March 10, 1998.  The Trust may consist of various series, which represent separate investment portfolios.  This SAI relates only to the Portfolio listed on the cover page.

The Trust is registered with the SEC as a management investment company.  Such a registration does not involve supervision of the management or policies of the Portfolio.  The Prospectus for the Portfolio and this SAI omit certain information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT OBJECTIVES AND POLICIES

The Rochdale Fixed Income Opportunities Portfolio seeks to provide a high level of current income.  In seeking its objective, the Portfolio will invest primarily in high yielding, higher risk bonds, commonly known as junk bonds and senior floating rate loans, both typically of below investment grade quality.  The Portfolio intends to invest the majority of its assets in various types of below investment grade, high-yielding corporate debt instruments, as well as first and second lien floating rate loans, other floating rate debt securities, corporate obligations and alternative securities which have attractive yields. The Fund may also purchase investment grade fixed income debt securities and money market instruments.

Fixed Income Securities

The Portfolio will invest opportunistically across a spectrum of income yielding securities. The primary focus of investing will be on high yield bonds and in fixed and floating rate loans made to U.S. and foreign borrowers. Depending on the circumstances, investments may be made in other income securities including, but not limited to, preferred stocks; high dividend paying stocks; convertible bonds; and alternative fixed income securities. From time to time, the fund will invest in cash, cash equivalents and U.S, government securities.

The market value of fixed income securities is influenced significantly by changes to credit quality of the borrower and changes in the level of interest rates.  Generally, the market value of fixed income securities move inversely to the direction of the change in interest rates..  Factors which could result in a rise in interest rates, and a decrease in market value of fixed income securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities, such as oil.  In addition, the market value of fixed income securities is influenced by the credit risks associated with the issuer of such securities.  Credit risk is the risk that adverse changes in economic conditions can affect an issuer’s ability to pay principal and interest.

The Portfolio invests primarily in securities rated lower than BBB by S&P or lower than Baa by Moody’s.  Lower-rated securities generally offer a higher current yield than that available for higher grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  High yield securities are generally subject to greater market, credit, liquidity and interest rate risks than higher quality securities.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.  In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Lower-rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower-yielding security, resulting in a decreased return for investors.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Portfolio may decline proportionately more than the Portfolio consisting of higher-rated securities.  If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

Fixed income securities that will be eligible for purchase by the Portfolio also include investment grade corporate debt securities, those rated BBB or better by Standard & Poor’s Ratings Group (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”).  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Portfolio has acquired the security.  If a security’s rating is reduced while it is held by the Portfolio, the Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.  The ratings for debt securities are described in Appendix A.

Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities.

Convertible Securities and Warrants

The Portfolio may invest in convertible securities and warrants.  A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolio’s entire investment therein).

Investment Companies

The Portfolio under certain circumstances may invest a portion of its assets in other investment companies, including money market funds.  In addition to the Portfolio’s advisory fee, an investment in an underlying mutual fund will involve payment by the Portfolio of its pro rata share of advisory and administrative fees charged by such fund.

Securities Loans

The Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income.  Such loans of Portfolio securities may not exceed one-half of the value of the Portfolio’s total assets.  In connection with such loans, the Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities, or irrevocable letters of credit issued by financial institutions.  Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value plus accrued interest of the securities loaned.  The Portfolio can increase its income through the investment of such collateral.  The Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan.  However, the receipt of any dividend-equivalent payments by the Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction.  Such loans will be terminable at any time upon specified notice.  The Portfolio might experience risk of loss if the institutions with which it has engaged in Portfolio loan transactions breach their agreements with the Portfolio.  The risks in lending Portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty.  Loans will be made only to firms deemed by Rochdale to be of good standing and will not be made unless, in the judgment of Rochdale, the consideration to be earned from such loans justifies the risk.

Short Sales

The Portfolio may seek to hedge investments or realize additional gains through short sales.  The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer.  The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the Portfolio sold the security.  Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrues during the period of the loan.  To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold.  To the extent necessary to meet margin requirements, the broker will retain the net proceeds of the short sale until the short position is closed out.  The Portfolio also will incur transaction costs in effecting short sales.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security.  The Portfolio will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Portfolio may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 33 1/3% of the value of the Portfolio’s net assets.

Whenever the Portfolio engages in short sales, its custodian will segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  The segregated assets are marked to market daily, provided that at no time will the amount segregated plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

Illiquid Securities

The Portfolio may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid (i.e, they cannot be  sold or otherwise disposed of in the ordinary course of business at approximately the prices at which they are valued).  Rochdale will monitor the amount of illiquid securities held by the Portfolios, under the supervision of the Trust’s Board of Trustees (“Board of Trustees”), to ensure compliance with the Portfolios’ investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of Portfolio securities, and the Portfolio might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.  The Portfolio might also have to register such restricted securities in order to sell them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments.  If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Board of Trustees may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Repurchase Agreements

The Portfolio may enter into repurchase agreements.  Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price.  The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase.  In either case, the income to the Portfolio is unrelated to the interest rate on the U.S. Government security itself.  Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission (“SEC”) or exempt from such registration.  The Portfolio will generally enter into repurchase agreements of short duration, from overnight to one week, although the underlying securities generally have longer maturities.  The Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act of 1940 (the “Investment Company Act”), a repurchase agreement is deemed to be a loan from the Portfolio  to the seller of the U.S. Government security subject to the repurchase agreement.  It is not clear whether a court would consider the U.S. Government security acquired by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Portfolio may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or a decline in price of the U.S. Government security.  If a court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the U.S. Government security, the Portfolio may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt instrument purchased for the Portfolio, Rochdale seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  However, the Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Portfolio plus accrued interest, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian.  If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Borrowing. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

U.S. Government Securities

U.S. Government securities in which the Portfolio may invest include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds.  U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Banks, Government National Mortgage Association, International Bank for Reconstruction and Development and Student Loan Marketing Association.  All Treasury securities are backed by the full faith and credit of the United States.  Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States.  Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury.  Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury.  If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against United States in the event that the agency or instrumentality does not meet its commitment.  See Appendix A for a description of corporate bond ratings.

Short-Term Investments

The Portfolio may invest in any of the following securities and instruments:

Certificates of Deposit, Banker’s Acceptances and Time Deposits

The Portfolio may hold certificates of deposit, bankers’ acceptances, and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Portfolio will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase,  have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, the Portfolio also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes

The Portfolio may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by Rochdale to be of comparable quality.  See Appendix B for a description of commercial paper ratings.

Foreign Investments and Currencies

The Portfolio may invest in securities of foreign issuers that are not publicly traded in the United States.  The Portfolio may also invest in Depositary Receipts, purchase and sell foreign currency on a spot basis, and enter into forward currency contracts (see “Forward Currency Contracts,” below).

Depositary Receipts

The Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of foreign issuers.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  The Portfolio may also hold American Depositary Shares (“ADSs”), which are similar to ADRs.  ADRs and ADSs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets.

Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  Preferred stock is generally a non-voting security.

Risks of Investment in Foreign Securities

Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position.  The internal politics of some foreign countries may not be as stable as those of the United States.  Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners.  If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

Market Characteristics.  Rochdale expects that many foreign securities in which the Portfolio invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  Though growing, they usually have substantially less volume than U.S. markets, and the Portfolio’s foreign securities may be less liquid and more volatile than U.S. securities.  Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment or securities may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers as well as fewer creditors’ rights, than what is available in the United States.

Taxes.  The interest and dividends payable on some of the Portfolio’s foreign Portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Portfolio shareholders.

Costs.  To the extent that the Portfolio invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets.  Some of the securities in which the Portfolio  may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Portfolio ’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment and the enforcement or recognition of creditors’ rights.

Options and Futures Strategies

The Portfolio may purchase put and call options, engage in the writing of covered call options and secured put options, and employ a variety of other investment techniques.  Specifically, the Portfolio may engage in the purchase and sale of options on securities and stock indices, index future contracts and options on such futures, all as described more fully below.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.  The Portfolio will not engage in such transactions for the purposes of speculation or leverage.

Options on Securities.  The Portfolio may purchase put and call options on securities held in its Portfolio.  In addition, the Portfolio /may seek to increase its income in an amount designed to meet operating expenses through writing (that is, selling) “covered” put and call options.  Under certain circumstances, the premium received as a result of selling a call may also serve to offset a loss incurred as a result of a decline in the market price of the underlying security.  A put option provides its purchaser with the right to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during or at the end of the option period.  In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price.  A covered call option contemplates that, for so long as the Portfolio is obligated as the writer of the option, it will own (1) the underlying securities subject to the option or (2) securities convertible into, or exchangeable without the payment of any consideration for, the securities subject to the option.  The value of the underlying securities on which covered call options will be written at any one time by the Portfolio will not exceed 25% of the Portfolio’s total assets.  The Portfolio will be considered “covered” with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it segregates liquid assets that are acceptable to the appropriate regulatory authority.

The Portfolio may purchase options on securities that are listed on securities exchanges or that are traded over-the-counter (“OTC”).  As the holder of a put option, the Portfolio has the right to sell the securities underlying the option, and as the holder of a call option, the Portfolio has the right to purchase the securities underlying the option, in each case at the option’s exercise price at any time prior to, or on, the option’s expiration date.  The Portfolio may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions.  In entering into a closing sale transaction, the Portfolio would sell an option of the same series as the one it has purchased.

The Portfolio receives a premium when it writes call options, which increases the Portfolio’s return on the underlying security in the event the option expires unexercised or is closed out at a profit.  By writing a call, the Portfolio limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Portfolio’s obligation as writer of the option continues.  The Portfolio receives a premium when it writes put options, which increases the Portfolio’s return on the underlying security in the event the option expires unexercised or is closed out at a profit.  By writing a put, the Portfolio limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Portfolio’s obligation as writer of the option continues.  Thus, in some periods, the Portfolio will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities if unhedged.

In purchasing a put option, the Portfolio seeks to benefit from a decline in the market price of the underlying security, whereas in purchasing a call option, the Portfolio seeks to benefit from an increase in the market price of the underlying security.  If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Portfolio will lose its investment in the option.  For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.  Because option premiums paid by the Portfolio are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage.  The leverage offered by trading in options could cause the Portfolio’s net asset value to be subject to more frequent and wider fluctuations than would be the case if the Portfolio did not invest in options.

OTC Options.  OTC options differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer.  However, the premium is paid in advance by the dealer.  OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options.  Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by Rochdale and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction.  In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time.  Consequently, the Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  Similarly, when the Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option.  If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised.  Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so.  Likewise, the writer of a covered OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.  Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Portfolio may purchase and write OTC put and call options in negotiated transactions.  The staff of the SEC has previously taken the position that the value of purchased OTC options and the assets used as “cover” for written OTC options are illiquid securities and, as such, are to be included in the calculation of the Portfolio’s 15% limitation on illiquid securities.  However, the staff has eased its position somewhat in certain limited circumstances.  The Portfolio will attempt to enter into contracts with certain dealers with which it writes OTC options.  Each such contract will provide that the Portfolio has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value.  The formula will also include a factor to account for the difference between the price of the security and the strike price of the option.  If such a contract is entered into, the Portfolio will count as illiquid only the initial formula price minus the option’s intrinsic value.  The Portfolio will enter into such contracts only with primary U.S. Government securities dealers recognized by Federal Reserve Banks.  Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Portfolio enters into repurchase agreements.

Stock Index Options.  In seeking to hedge all or a portion of its investment, the Portfolio may purchase and write put and call options on stock indices listed on securities exchanges.

A stock index measures the movement of a certain group of stocks by assigning relative values to the securities included in the index.  Options on stock indices are generally similar to options on specific securities.  Unlike options on specific securities, however, options on stock indices do not involve the delivery of an underlying security; the option in the case of an option on a stock index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

When the Portfolio  writes an option on a stock index, it will segregate liquid assets in an amount equal to the market value of the option, and will maintain liquid assets with a value sufficient at all times to cover its potential obligations while the option is open.

Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.  If the Portfolio writes a stock index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written.  The ability of the Portfolio to engage in closing purchase transactions with respect to stock index options depends on the existence of a liquid secondary market.  Although the Portfolio generally purchases or writes stock index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options.  No assurance can be given that a closing purchase transaction can be effected when the Portfolio desires to engage in such a transaction.

Risks Relating to Purchase and Sale of Options on Stock Indices.  Purchase and sale of options on stock indices by the Portfolio are subject to certain risks that are not present with options on securities.  Because the effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in the Portfolio ’s Portfolio correlate with price movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss on the purchase or writing of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio  of options on stock indices will be subject to the ability of Rochdale to correctly predict movements in the direction of the stock market generally or of a particular industry.  This requires different skills and techniques than predicting changes in the price of individual stocks.  In the event Rochdale is unsuccessful in predicting the movements of an index, the Portfolio could be in a worse position than had no hedge been attempted.

Stock index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this occurred, the Portfolio would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Portfolio.  However, it will be the Portfolio’s policy to purchase or write options only on indices, which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

Futures Contracts

The Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts (“futures contracts”).  The purpose of the acquisition or sale of a futures contract by the Portfolio is to hedge against fluctuations in the value of its Portfolio without actually buying or selling securities.  The futures contracts in which the Portfolio may invest have been developed by and are traded on national commodity exchanges.  The Portfolio may assume both “long” and “short” positions with respect to futures contracts.  A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity.

A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the stocks comprising the index is made.  Generally, contracts are closed out prior to the expiration date of the contract.

An interest rate futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price.  Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.

The purpose of trading futures contracts is to protect the Portfolio from fluctuations in value of its investment securities without necessarily buying or selling the securities.  Because the value of the Portfolio’s investment securities will exceed the value of the futures contracts sold by it, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.  No consideration is paid or received by the Portfolio upon trading a futures contract.  Instead, upon entering into a futures contract, the Portfolio is required to deposit an amount of cash or U.S. Government securities generally equal to 10% or less of the contract value.  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, assuming that all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  At any time prior to the expiration of a futures contract, the Portfolio  may elect to close a position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract.

Each short position in a futures contract entered into by the Portfolio is secured by the Portfolio’s ownership of underlying securities.  The Portfolio does not use leverage when it enters into long futures contracts; the Portfolio segregates, with respect to each of its long positions, liquid assets having a value equal to the underlying commodity value of the contract.

 The Portfolio may trade futures contracts to the extent permitted under rules and interpretations adopted by the Commodity Futures Trading Commission (the “CFTC”).  U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.  Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The Portfolio intends to comply with CFTC regulations and avoid “commodity pool operator” or “commodity trading adviser” status.  These regulations require that the Portfolio  use futures positions (a) for “bona fide hedging purposes” (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Portfolio ’s Portfolio.

Risks of Transactions in Futures Contracts.  There are several risks in using futures contracts as hedging devices.  First, all participants in the futures market are subject to initial margin and variation margin requirements.  Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market.  Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market.  Increased participation by speculators in the futures market may also cause temporary price distortions.  Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indices or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge.  With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of the Portfolio diverges from the securities included in the applicable stock index.  It is possible that the Portfolio might sell stock index futures contracts to hedge against a decline in the market, only to have the market advance and the value of securities held by the Portfolio decline.  If this occurred, the Portfolio would lose money on the contracts and also experience a decline in the value of its Portfolio securities.  While this could occur, Rochdale believes that over time the value of the Portfolio will tend to move in the same direction as the market indices and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indices whose movements they believe will have a significant correlation with movements in the value of the Portfolio securities sought to be hedged.

Successful use of futures contracts by the Portfolio is subject to the ability of Rochdale to predict correctly movements in the direction of the market.  If the Portfolio has hedged against the possibility of a decline in the value of the stocks it holds and stock prices increase instead, the Portfolio would lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market.  The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Liquidity of Futures Contracts.  The Portfolio may elect to close some or all of its contracts prior to expiration.  The purpose of making such a move would be to reduce or eliminate the hedge position held by the Portfolio.  The Portfolio may close its positions by taking opposite positions.  Final determinations of variation margin are then made, additional cash as required is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain.  Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.  Although the Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.  In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.  In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin.  In such circumstances, an increase in the value of the portion of the Portfolio being hedged, if any, may partially or completely offset losses on the futures contract.  However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Investments in futures contracts by their nature tend to be more short-term than other securities investments made by the Portfolio.  The Portfolio’s ability to make such investments, therefore, may result in an increase in Portfolio activity and thereby may result in the payment of additional transaction costs.

Forward Currency Contracts

The Portfolio may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, the Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Swap Contracts

Types of Swaps.  The Portfolios may use the following: (i) Long equity swap contracts: where the Portfolio  pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities; (ii) Short equity swap contracts: where the Portfolio  receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; (iii) Contracts for differences: equity swaps that contain both a long and short equity component; (iv) Interest rate swap contracts:  where the Portfolio  exchanges fixed interest payments for floating payments or vice versa; (v) Currency swap contracts: where the Portfolio  exchanges one currency for another at a forward exchange rate; and (vi) other similar contractual agreements to exchange credit obligations.

Uses.  The Portfolios may use swaps for (i) various reasons, including, but not limited to traditional hedging purposes – short equity swap contracts used to hedge against an equity risk already present in the Portfolio ; (ii) anticipatory purchase hedging purposes – where the Portfolio  that anticipates significant cash purchase transactions enters into long equity swap contracts to obtain market exposure until such a time where direct investment becomes possible or can be made efficiently; (iii) anticipatory redemption hedging purposes – where the Portfolio  that expects significant demand for redemptions enters into short equity swap contracts, to allow it to dispose of securities in a more orderly fashion; (iv) direct investment – where the Portfolio  purchases (particularly long equity swap contracts in place of investing directly in securities; (v) risk management where the Portfolio  uses equity swap contracts to adjust the weight of the Portfolio to a level the Advisor feels is the optimal exposure to individual markets, sectors and equities or where the Portfolio uses currency swap contracts to capture inefficiencies in foreign exchange rates or to minimize exposure to the purchase price of a foreign security held by the Portfolio or where the Portfolio  uses interest rate swap contracts to exchange a disadvantageous interest rate (whether floating or fixed) for a different interest rate.

Limitations on Use.  There is generally no limit on the use of swaps except to the extent such swaps are subject to the liquidity requirements of the Portfolio.

Derivatives Risk.  The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.  Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and the credit risk of the counterparty to the derivatives contract.  Since their value is calculated and derived from the value of other assets, instruments, or references, there is greater risk that derivatives will be improperly valued.  Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices they are designed to hedge or to closely track.

Specific risks associated with the use of derivatives include:

Credit and Counterparty Risk.  If the issuer of, or the counterparty to, the derivative does not make timely principal, interest or other payment when due, or otherwise fulfill its obligations, the Portfolio could lose money on its investment.  The Portfolio is exposed to credit risk, especially when it uses over-the-counter derivatives (such as swap contracts) or it engages to a significant extent in the lending of Portfolio securities or use of repurchase agreements.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Portfolio may be prevented from selling particular securities at the price at which the Portfolio values them.

Management Risk.  The Advisor may fail to use derivatives effectively.  For example, the Advisor may choose to hedge or not to hedge at inopportune times.  This will adversely affect the Portfolio’s performance.

Asset-Backed Securities

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, high yield bonds, truck and auto loans, leases, and credit card receivables and mortgage-like assets such as home equity loans on manufactured housing. These securities may be traded over-the-counter and typically have a short intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations. Asset-backed securities that are backed by a single type of asset are pooled together by asset type for purposes of calculating the Portfolio’s industry concentration levels. Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

Bank Obligations

The Portfolio may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Subadvisers believe that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Loans.  Fixed income assets, including bank loans, pay fixed, variable or floating rates of interest.  The value of such assets will change in response to fluctuations in market spreads and interest rates.  In particular, as many of the Portfolio’s investments will pay floating rates of interest, a decline in the level of LIBOR or any other applicable floating rate index could reduce the interest payments which the Portfolio receives with respect to such investments.  In addition, the value of certain fixed-income assets can decrease in response to changes or perceptions of changes in issuers’ creditworthiness, foreign exchange rates, political stability or soundness of economic policies, among other considerations.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans.  Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions.  As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and the Portfolio may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

The Portfolio will not purchase obligations issued by the Advisor, its Subadvisers, or their affiliates.

Collateralized Debt Obligations

Collateralized Debt Obligations (“CDOs”) are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

 Corporate Issues.

Corporate issues refer to debt instruments issued by private corporations or other business entities. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio may buy corporate issues, subject to any quality constraints. Corporate issues may also be issued by master limited partnerships and real estate investment trusts, or REITS.

Credit Linked Notes

A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer, in general (the “Reference Instrument”). The purchaser of the CLN (the “Note Purchaser”) invest a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

Foreign Sovereign Debt Securities

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

Inverse Floaters. The Portfolio may invest in municipal securities whose interest rated bear an inverse relationship to the interest rate on another security or the value of an index (“Inverse Floaters”). An investment in Inverse Floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the Inverse Floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse Floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Variable and Floating Rate Instruments. Certain of the obligations purchased by the Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Variable Rate Master Demand Notes. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Portfolio, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded.  The quality of the note or the underlying credit must, in the opinion of the Subadviser, be equivalent to the ratings applicable to permitted investments for the Portfolio. The Subadviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

Trust Preferred Securities. Trust preferred securities are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Portfolio and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the Investment Company Act.

The Portfolio may not:

1.
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of portfolio securities, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.	(a)
The Portfolio will not borrow money, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Portfolio may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations.

	(b)	Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

3.
Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities, except that this restriction does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

4.
Purchase or sell real estate, or commodities or commodity contracts, except that the Portfolio may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options.

5.
Issue senior securities, as defined in the Investment Company Act except that this restriction shall not be deemed to prohibit the Portfolio from (a) making any permitted borrowings, mortgages or pledges, (b) entering into repurchase transactions, or (c) engaging in options or futures transactions.

6.	Invest in any issuer for purposes of exercising control or management.

7.
With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

8.
The Portfolio may not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

The Portfolio observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote.  The Portfolio may not:

9.	Invest in securities of other investment companies except as provided for in the Investment Company Act.

10.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

11.
Make any change in the Portfolio’s investment policies of investing at least 80% of its net assets in the investments suggested by the Portfolio’s name without first providing the Portfolio’s shareholders with at least 60 days’ prior notice.

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

DISTRIBUTIONS AND TAX INFORMATION

Dividends from net investment income are generally made quarterly by the Portfolio.  Distributions from net profits from the sale of securities are generally made on or about December 20 of each year.  Any net capital gains realized through the one-year period ended October 31 of each year also will be distributed by December 20 of each year.

Each distribution by the Portfolio will be accompanied by a brief explanation of the form and character of the distribution.  In January of each year the Portfolio will issue to each shareholder a statement of the federal income tax status of all distributions made during the preceding calendar year.

Tax Information

The Portfolio is treated as a separate entity for federal income tax purposes.  The Portfolio intends to continue to qualify and elect to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”), provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and timing of distributions.  It is the Portfolio’s policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Portfolio will not be subject to any federal income tax or excise taxes based on net income.  To avoid the excise tax, the Portfolio must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Portfolio paid no federal excise tax.

The Portfolio’s ordinary income generally consists of interest, dividend income, and income from short sales, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry forward of the Portfolio.

The Portfolio may write, purchase, or sell certain options, futures, and foreign currency.  Such transactions are subject to special tax rules that may affect the amount, timing, and character of distributions to shareholders.  For example, such contracts that are “Section 1256 contracts” will be “marked-to-market” for Federal income tax purposes at the end of each taxable year (i.e., each contract will be treated as sold for its fair market value on the last day of the taxable year).  In general, unless certain special elections are made, gain or loss from transactions in such contracts will be 60% long term and 40% short-term capital gain or loss.  Section 1092 of the Code, which applies to certain “straddles,” may also affect the taxation of the Portfolio’s transactions in options, futures, and foreign currency contracts.  Under Section 1092 of the Code, the Portfolio may be required to postpone recognition for tax purposes of losses incurred in certain of such transactions.

Distributions of net investment income and net short-term capital gains generally are taxable to shareholders as ordinary income.  As a result of [recent] federal tax legislation, qualifying distributions occurring in 2003 and later paid out of the Portfolios’ investment company taxable income, may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income.  If the qualifying dividend income received by the Portfolio is equal to 95% (or a greater percentage) of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Portfolio will be qualifying dividend income.  The Portfolio will advise you of the tax status of distributions shortly after the close of each calendar year.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Portfolio designates the amount distributed as a qualifying dividend.  This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Portfolio for its taxable year.  The deduction, if any, may be reduced or eliminated if Portfolio shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares.  Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph.  Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November, or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

Under the Code, the Portfolio will be required to report to the Internal Revenue Service all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Portfolio shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of the Portfolio’s shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Portfolio with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Portfolios with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Portfolio reserves the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number.

If more than 50% of the value of the Portfolio’s total assets at the close of the taxable year consists of stock or securities in foreign corporations, the Portfolio may elect to pass through to shareholders the right to take the credit for any foreign taxes paid by the Portfolio.  If the Portfolio does not qualify for or does not make the election, only the Portfolio and not the shareholder may take the credit.

Generally, a credit for foreign taxes may not exceed the portion of the shareholder’s U.S. federal income tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income.  For this purpose, the portion of distributions paid by the Portfolio from foreign source income will be treated as foreign source income.  The Portfolio’s gains from the sale of securities will generally be treated as derived from U.S. sources, and certain currency fluctuation gains and losses, including fluctuation gains from foreign currency denominated debt securities, receivables, and payables will be treated as derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source “passive income,” such as the portion of dividends received from the Portfolio that qualifies as foreign source income.  In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals.  Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of foreign income taxes paid by the Portfolio even if the Portfolio is eligible and makes the election to pass through those credits.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Portfolio.  Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in forward contracts derived by the Portfolio  with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

Any security or other position entered into or held by the Portfolio that substantially diminishes the Portfolio’s risk of loss from any other position held by the Portfolio may constitute a “straddle” for federal income tax purposes.  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Portfolio ’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Portfolio ’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses.  Different elections are available to the Portfolios that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Portfolio at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value.  Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain, or loss recognized by the Portfolio.  Under these rules, foreign exchange gain or loss realized with respect to foreign currency forward contracts is treated as ordinary income or loss.  Some part of the Portfolio’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.  The Portfolio will not be subject to corporate income tax in the State of Delaware as long as it qualifies as a regulated investment company for federal income tax purposes.  Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts, and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Portfolio , including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.  In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such charges could affect the validity of this discussion.  The discussion also represents only a general summary of tax law and practice currently applicable to the Portfolios and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Portfolio under the laws of any state, local, or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax adviser to determine the application of the tax law and practice in his or her own particular circumstances.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains policies governing the timing and circumstances in which the Portfolio investments held by the Trust Portfolios may be disclosed by the Trust.  Under these policies, disclosure of Portfolio holdings is not permitted except: (1) to provide information to the Trust’s officers and service providers as necessary for the performance of their duties to the Trust; (2) to the extent that such information has previously been publicly disclosed in filings made with the SEC (e.g. annual and semi-annual shareholder reports on Form N-CSR and quarterly holdings reports on Form N-Q or otherwise made publicly available (e.g., posted on the Trust’s Internet web site); (3) as otherwise necessary for the purpose of complying with federal law; or (4) with the approval of the Trust’s Chief Compliance Officer, as noted below.  These disclosure restrictions apply equally to individual and institutional investors, as well as intermediaries that distribute shares of the Trust.

Specifically, officers of the Trust, the Portfolio managers of the Portfolio, the Advisor, the Subadvisers and those of thier employees who are responsible for day-to-day Portfolio management of the assets of the Portfolio or supervision of those organizations that provide administration, fund accounting, and transfer agency services to the Portfolio, as well as employees of such organizations, will be afforded access to information relating to Portfolio holdings as appropriate to their duties to the Trust.  As noted elsewhere in the SAI, such persons are required to act in accordance with various Codes of Ethics which, among other things, require that such information be kept confidential and prohibit its use with respect to personal investment decisions.  The Code of Ethics also requires all such persons to periodically report all of their personal securities holdings and transactions for verification of compliance with the Code of Ethics.  The Trust’s custodian, which is responsible for the safekeeping of the assets of the Trust’s Portfolios and related services, and its employees, will also have access to the Portfolio holdings, as will employees of the Trust’s registered independent public accountant in connection with the performance of their duties to the Trust.  Additionally, attorneys engaged by the Trust to provide legal services to the Trust will generally be afforded access to Portfolio holdings information in connection with the review of regulatory filings and, with the approval of the Chief Compliance Officer, as appropriate. No person is permitted to receive any compensation or consideration for the disclosure of Portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending.

The Trust’s Chief Compliance Officer may grant exceptions from the disclosure policies noted above under circumstances that will ensure that the information disclosed remains confidential and will be not be used for any investment related purpose.  To the extent that rating and ranking organizations such as Standard & Poor’s, Lipper, Bloomberg and/or Morningstar, Inc. request Portfolio holdings information, the Trust will provide only such information as is already publicly available on the Trust’s website or in public filings made with the SEC.

The Board of Trustees will periodically review the Trust’s procedures in connection with its overall review of the Trust’s compliance procedures in order to ensure that any disclosure of Portfolio holdings is made in the best interests of the Trust’s shareholders.

TRUSTEES AND EXECUTIVE OFFICERS

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision, and review of the investment activities of the Portfolios.  The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers, including the Trustees who are not interested persons of the Advisor and the Trust as that term is defined in the Investment Company Act (“Independent Trustees”), their affiliations, ages and principal occupations for the past five years are set forth below.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Acebes 570 Lexington Avenue New York, NY 10022 Born: 1946	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	7	*

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Born: 1957	President and Secretary	Since 1998	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	N/A

Edmund Towers 570 Lexington Avenue New York, NY 10022 Born: 1957	Treasurer	Since 2005	Chief Financial Officer, Rochdale Management LLC since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Born: 1971	Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel, Rochdale Investment Management	N/A	N/A

Independent Trustees
Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Born: 1940	Trustee	Since 1998	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	7	*

Jerry Roland 570 Lexington Avenue New York, NY 10022 Born: 1936	Trustee	Since 2001	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	7	*

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Born: 1935	Trustee	Since 2004	Consultant, Babcock & Brown, 2001 to present; Senior Vice President Financial Operations, The Interpublic Group of Companies, Inc., 1986 to 2001.	7	e-Smart® Technologies Inc.; *

*   Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC

The Board of Trustees has established two standing committees, an Audit Committee and a Pricing Committee as described below. The Board has not established a standing nominating committee, but has committed responsibility for the nomination of candidates for election to the Board to the Independent Trustees at this time.

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually.  During the fiscal year ended December 31, 2008, the Audit Committee met [twice].  All of the Independent Trustees are members of the Audit Committee.

Pricing Committee.  The Board has established a Pricing Committee that is responsible for implementing board approved procedures for valuing Portfolio securities and calculating the net asset value of the Trust’s Portfolios.  The members of the Pricing Committee, which reports directly to the Board are appointed by the Board. They are David Abella and Elizabeth Dooley.  Additionally, officers of the Trust’s Advisor and Administrator assist the Pricing Committee on an ex-officio basis. They are Keith Shintani, Kurt Hawkesworth, and Edmund Towers.

Board Compensation.  Set forth below is the rate of compensation received by the following Trustees from all Portfolios for the calendar year ended December 31, 2008.  This total amount is allocated among the Portfolios.   For the fiscal year ended December 31, 2008, Independent Trustees received an annual retainer of $6,000 and a fee of $1,500 for each regularly scheduled meeting.  Independent Trustees also are reimbursed for expenses in connection with each Board meeting attended.  No other compensation or retirement benefits are received by any Trustee or officer from the Portfolios.  No other entity affiliated with the Trust pays any compensation to the Independent Trustees.  Total compensation paid to Independent Trustees was $36,000.

	Aggregate Compensation from the Portfolios
Name of Trustee	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Total Compensation from Portfolio and Portfolio Complex
Independent Trustees
Maxime C. Baretge	$1,894	$1,961	$1,435	$1,401	$2,877	$2,432	$12,000
Jerry Roland	$1,894	$1,961	$1,435	$1,401	$2,877	$2,432	$12,000
Thomas J. Volpe	$1,894	$1,961	$1,435	$1,401	$2,877	$2,432	$12,000
Interested Trustee
Carl Acebes	None	None	None	None	None	None	None

Board Interest in the Portfolio.  As of the date of this SAI, the Portfolio described herein had not yet commenced operations.  Accordingly, as of the date of this SAI, the Trustees and Officers of the Trust as a group did not own any outstanding shares of the Portfolio.

THE PORTFOLIO’S INVESTMENT ADVISOR

Rochdale Investment Management LLC serves as the investment advisor to the Portfolio pursuant to an Investment Advisory Agreement (“Advisory Agreement”).

The Advisory Agreement continues in effect after its initial two-year term from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding shares of Portfolios to which the Advisory Agreement applies, and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated at any time, without penalty, by either Portfolio or Rochdale upon sixty days’ written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act.

In determining whether to renew the Advisory Agreement each year, the Board of Trustees requests and evaluates information provided by the Advisor and the investment managers, in accordance with Section 15(c) of the 1940 Act.  A discussion regarding the basis for the Board of Trustees’ approval of the Portfolios’ Investment Advisory Agreement with the Advisor is available in the Annual Report to shareholders for the fiscal year ended December 31, 2008.

As compensation for its advisory services under the Advisory Agreement, the Portfolio pays to the Advisor a monthly management fee at the annual rate shown below.  [As described in the Prospectus, the Advisor has contractually agreed to limit the expenses of the Portfolio as shown below.]  From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Portfolio.

Rochdale Fixed Income Opportunities Portfolio	Advisory Fee	Expense Limitation
	0.50%	1.50%

As of the date of this SAI, the Portfolio described herein had not yet commenced operations.  Accordingly, the Advisor did not receive any fees from this Portfolio in any of the Trust’s last three fiscal years.

THE PORTFOLIO’S SUBADVISERS

The following information supplements the information included in the Prospectus regarding the Subadvisers who are primarily responsible for day-to-day investment decisions relating to the Portfolio.

Seix Investment Advisors, LLC.  Seix Investment Advisors LLC (“Seix”) began operating as a separately registered investment adviser in 2008.  Seix is a wholly-owned subsidiary of RidgeWorth Capital Management, Inc., an investment adviser registered with the Securities and Exchange Commission.  Its predecessor, Seix Investment Advisers, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined RidgeWorth (formerly know as Trusco Capital Management, Inc.)  as a fixed income management division. The Portfolio is managed by Michael McEachern and George Goudelias.  The following tables provide information related to other accounts managed by these individuals:

OTHER ACCOUNTS MANAGED – TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS

Michael McEachern	3	$1219.3	0	0	56	$6,794.7
George Goudelias	1	$530.9	0	0	45	$6306.5

There are currently no high yield accounts being managed at Seix Advisors with a performance based fee.

Conflicts of Interest.  Seix has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.  While there is no guarantee that such policies and procedures will be effective in all cases, Seix believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.  The investment decisions Seix makes for the Portfolio may be different from the investment decisions Seix makes for other clients.

Compensation.  Seix Portfolio Managers earn competitive salaries from Seix.  Portfolio Managers receive bonuses based on the pre-tax performance of their accounts relative to the applicable account benchmark and peer groups over a calendar year.  The method for determining these portfolio managers’ compensation for the Funds is the same as for any other account they manage.  In addition, Portfolio Managers are provided a benefits package.  The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors.  In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:  401 Excess Plan, ERISA Excess Retirement  Voluntary Functional Incentive Plan Deferral, Stock Option Awards and Restricted Stock Awards.

The relative mix of compensation represented by investment results, bonus and salary will vary depending on the individual’s results, contributions to the organization, adherence to portfolio compliance and other factors.

Federated Investment Management Company.  The Portfolio is managed by Mark E. Durbiano, CFA, Senior Vice President, Senior Portfolio Manager and Head of Domestic High Yield Group    The following tables provide information related to accounts managed by Mr. Durbiano:

OTHER ACCOUNTS MANAGED BY FEDERATED— TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS

Mark Durbiano	9	$2.42 billion	3	$84.6 million	1	$30.9 million

Mr. Durbiano currently manages no accounts with a performance based fee.

Conflicts of Interest.  As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation.  Mark Durbiano is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Durbiano manages only the high yield portion of the Fund's portfolio.  Mr. Durbiano’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis versus the high yield portion of the Portfolio’s benchmark (i.e. Barclays U.S. Corporate High Yield 2% Issuer Constrained Index), and versus. the high yield portion of the Portfolio’s designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Portfolio.  Such other accounts may have different benchmarks.  The performance of certain of these accounts is excluded when calculating IPP.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated's senior management's assessment of team contributions.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As of the date of this SAI, the Portfolio described herein had not yet commenced operations.  Accordingly, the Subdvisers did not receive any fees from this Portfolio in any of the Trust’s last three fiscal years.

Total Securities Owned in the Portfolio by Portfolio Managers.   As of the date of this SAI, the Portfolio described herein had not yet commenced operations.  Accordingly, the Portfolio Managers did not own any securities of the Portfolio.

THE PORTFOLIO’S ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Trust.  The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Portfolios; prepare all required filings necessary to maintain the Portfolio’s ability to sell shares in all states where it currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Portfolio related expenses; review and adjust as necessary the Portfolio’s daily expense accruals; and perform such additional services as may be agreed upon by the Portfolios and the Administrator.  For its services, the Administrator receives from the Portfolios of the Trust a total annual fee, paid monthly, in the amount of 0.10% of the first $200 million in assets, 0.05% of the next $300 million and 0.03% on assets in excess of $500 million.

As of the date of this SAI, the Portfolio described herein had not yet commenced operations.  Accordingly, the Administrator did not receive any fees from this Portfolio in any of the Trust’s last three fiscal years

THE PORTFOLIO’S DISTRIBUTOR

RIM Securities LLC (the “Distributor”) acts as the Portfolio’s principal underwriter in a continuous public offering of the Portfolio’s shares.  The Distribution Agreement between the Portfolio and RIM Securities LLC will continue in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Portfolio (as defined in the Investment Company Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days’ written notice, and is automatically terminated in the event of its assignment as defined in the Investment Company Act.

DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act.  The Plan provides that the Portfolio will pay a fee to the Adviser at the annual rate of up to 0.25% of the average daily net assets of the Portfolio.  The fee is paid to compensate the Adviser for or in anticipation of, expenses incurred for distribution related activities.  Expenses permitted to be paid by the Portfolio under the Plan include: preparation, printing and mailing of prospectuses, shareholder reports such as semi-annual and annual reports, performance reports and newsletters; sales literature and other promotional material to prospective investors or advisors; direct mail solicitation; advertising; public relations; compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Portfolio’s shares; payments to financial intermediaries for shareholder support, administrative and accounting services with respect to the shareholders of the Portfolio; and such other expenses as may be approved from time to time by the Board of Trustees.

As of the date of this SAI, the Portfolio described herein had not yet commenced operations.  Accordingly, no 12b-1 fees were paid by this Portfolio in any of the Trust’s last three fiscal years.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, and subject to the general supervision of Rochdale and the Board, the Adviser and Subadvisers will determine which securities are to be purchased and sold by the Portfolio and which broker-dealers are eligible to execute its Portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of Rochdale, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of Portfolio securities for the Portfolio also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be made through dealers (including banks), which specialize in the types of securities that the Portfolio will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own account.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing Portfolio transactions, Subadvisers will use their best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Subadvisers that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services.  The Subadvisers consider such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Portfolio, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Portfolio subject to rules adopted by the Financial Industry Regulatory Authority.

While it is the Portfolio’s general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute Portfolio transactions for the Portfolio, weight may also be given to the ability of a broker-dealer to furnish brokerage and research services to the Portfolio, other Portfolios of the Trust, Rochdale or the Subadvisers, even if the specific services were not imputed just to the Portfolios and may be useful to Rochdale or the Subadvisers in advising other clients.

Investment decisions for the Portfolio will be made independently from those of other client accounts or mutual funds managed or advised by Adviser or Subadvisers.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Portfolio and one or more of such client accounts or other Portfolios managed by Adviser or Subadvisers.  In such event, the position of the Portfolio and such client account(s) or other Portfolios in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or other Portfolios seek to acquire the same security as the Portfolio at the same time, the Portfolio  may not be able to acquire as large a portion of such security as is desired, or may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Portfolio may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or other portfolios simultaneously purchases or sells the same security that the Portfolio is purchasing or selling, each day’s transactions in such security will be allocated between such Portfolio and all such client accounts or other Portfolios in a manner deemed equitable by Subadvisers, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned.  In other cases, however, it is believed that the ability of the Portfolio to participate in volume transactions may produce better executions for the Portfolio.

The Portfolio does not place securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through such brokers for selling shares of the Portfolio.  However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Portfolio for their customers.

Subject to overall requirements of obtaining the best combination of price, execution, and research services on a particular transaction, the Portfolio may place eligible Portfolio transactions through an affiliated broker-dealer, Rochdale Securities Corporation, under procedures adopted by the Board of Trustees pursuant to the Investment Company Act and related rules.

PORTFOLIO TURNOVER

Although the Portfolio generally will not invest for short-term trading purposes, Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Subadvisers, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of Portfolio securities for the fiscal year by (2) the monthly average of the value of Portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Portfolio’s Portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.   A high rate of Portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  See “Execution of Portfolio Transactions.”

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Portfolio’s Prospectus regarding the purchase and redemption of Portfolio shares.

How to Buy Shares

The shares of the Portfolio are sold at net asset value plus a sales charge of 5.75%. As set forth in the Prospectus, you may pay a reduced sales charge at the time of purchase. In addition, purchases of shares by persons employed by or affiliated with the Advisor, the Trust or any of the Advisor’s affiliates, as well as selected dealers and immediate family members of any of the foregoing, may be exempt from the sales charge. For purposes of determining eligibility for sales charge exemptions, persons who fall within the definition of a “supervised person” under the Investment Advisers Act of 1940 will be considered “employees” within the meaning of that term as used in the Prospectus. You may purchase shares of the Portfolio from selected securities brokers, dealers, or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents.

To eliminate the need for safekeeping, the Portfolio will not issue certificates for your shares unless you request them.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Portfolio’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of Rochdale such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts, for employees of Rochdale or under circumstances where certain economies can be achieved in sales of the Portfolio’s shares.

You may purchase shares of the Portfolio by tendering payment in the form of shares of stock, bonds, or other securities.  You may do this provided the security being offered for the purchase of Portfolio shares is readily marketable, its acquisition is consistent with the Portfolio’s investment goals, and the Advisor, at its discretion, finds it acceptable.

How to Sell Shares

You can sell your Portfolio shares any day the NYSE is open for regular trading through your investment representative.  Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s net asset value.  Your investment representative will be responsible for furnishing all necessary documentation to the Portfolios’ transfer agent (the “Transfer Agent”), and may charge you for its services.

Delivery of Redemption Proceeds

Payments to shareholders for shares of the Portfolio redeemed will be made as promptly as possible but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Portfolio may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of Portfolio securities or valuation of net assets of the Portfolio  not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Portfolio ’s shareholders.  Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

At various times, the Portfolio may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Portfolio may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Portfolio.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Portfolio’s Portfolio securities at the time of redemption or repurchase.

Redemptions-in-Kind

The Portfolio has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of Portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold.  If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.  The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

In addition to payments made by the Portfolio for distribution and shareholder servicing, the Advisor may pay out of its own assets, and at no cost to the Portfolio, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Portfolio or for services to the Portfolio and its shareholders.

In return for these payments, the Portfolio may receive certain marketing or servicing advantages including, without limitation, inclusion of the Portfolio on a selling agent’s “preferred list;” providing “shelf space” for the placement of the Portfolio on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services.  Additionally, the Portfolio and its shareholders may also receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Portfolio’s transfer agent (e.g., the maintenance of omnibus or omnibus—like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Portfolio’s Advisor for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of shares of the Portfolio will be determined once daily at the close of public trading on the NYSE, normally 4:00 p.m., Eastern time, on each day the NYSE is open for trading.  It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.  The Portfolio does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its Portfolio securities on such days to materially affect the net asset value per share.

The net asset value per share of the Portfolio is calculated as follows:  all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Portfolio outstanding at the time of the valuation; and the result (adjusted to the nearest cent) is the net asset value per share.

An example of how each Portfolio calculates its total offering price per share is as follows:

Portfolio	Net Assets	=	Net Asset Value per share
Shares Outstanding

GENERAL INFORMATION

Investors in the Portfolio will be informed of the Portfolio’s progress through periodic reports.  Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

U.S. Bank, N.A., located at 1555 N River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, is the custodian (the “Custodian”) of the securities and other assets of the Portfolio.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Trust.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the date of this Statement of Additional Information, the Portfolio had not yet commenced operations.  Accordingly, there were no persons that held, as of record or beneficially, 5% or more of the shares of the Portfolio.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or who acknowledges the existence of such control.

CAPITAL STRUCTURE

The Trust was organized as a Delaware statutory trust on March 10, 1998.  The Agreement and Declaration of Trust permits the Board of Trustees to issue a limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Portfolios have no preemptive, conversion, or subscription rights.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Portfolios and to the net assets of the Portfolios upon liquidation or dissolution.  The Portfolio , as a separate series of the Trust, votes separately on matters affecting only the Portfolio (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

 The Board of the Trust, the Advisor, and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes of Ethics permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Portfolios of the Trust.

ANTI-MONEY LAUNDERING POLICY

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Portfolio’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PROXY VOTING PROCEDURES

With respect to the Portfolio described herein, the Trust’s Proxy Voting Policy is predicated on the notion that decisions with respect to proxy voting are an integral part of the investment management process and that the voting of proxies is an integral part of the services provided to the Portfolio by the Adviser and the Subadvisers.  Accordingly, the Policy delegates to the Adviser and the Subadvisers that serve the Portfolio described herein the responsibility for voting proxies received by the Portfolio in a manner that is designed to maximize the value of the shareholders’ interest.  The following material provides a summary of the proxy voting policies and procedures adopted by the Adviser and each such Subadviser.  It is qualified by the full policy of each Subadviser, each of which is available upon request.  As of the date of this SAI, the Portfolio described herein had not yet commenced operations.  Accordingly, there are no proxy voting records currently available.

Policies of the Trust’s Investment Advisor

The Advisor’s policy on proxy votes is to primarily vote all proxies in conjunction with recommendations from a disinterested third party.  The Advisor has entered into a contract with Institutional Shareholder Services (“ISS”), a third party service provider that provides recommendations for all proxy votes based on their own internal guidelines, with no input from Rochdale.

Upon receiving ISS’s recommendations, proxies are voted by the Advisor’s Operations Manager, or his/her designee (designated herein as the “Proxy Voter”), within a week of learning of the proxy vote.

Upon learning of the pending proxy vote, the Proxy Voter accesses ISS’s website for their recommendations for the pending proxy. If ISS does not have a recommendation listed, the Proxy Voter contacts ISS to supply a recommendation on the pending proxy.

The Proxy Voter will print ISS’s recommendation and the vote through ProxyEdge for review by the Chief Compliance Officer or his/her designee (“designated as the “Compliance”).

These will be reviewed by Compliance on a monthly basis. Compliance will initial each vote to evidence their review and the Proxy Voter will maintain the recommendation and vote in his/her files.

In limited circumstances and provided there is no conflict of interest between the Advisor and the Trust, the Advisor may decide to vote a proxy in contradiction to the recommendation of ISS, if the Advisor does not believe ISS’s recommendation is in the best interests of the client.  In the event such a situation arises, The Advisor will prepare a written disclosure to be kept on file detailing the following:

•  facts surrounding the decision to vote contrary to ISS recommendation,
•  an explanation as to why management believes ISS’s recommendation is detrimental to the Trust’s best interest, and
•  any conflicts of interest that may be presented.

Compliance will then initial the decision evidencing their review and the Proxy Voter will keep record of this decision along with ISS’s recommendation and the actual vote.

Federated

Proxy Voting Policies
The Sub-Adviser’s general policy is to cast proxy votes in favor of proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Sub-Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Sub-Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Sub-Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Sub-Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Sub-Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Sub-Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Sub-Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Sub-Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Sub-Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Sub-Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Sub-Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Sub-Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Sub-Adviser typically votes against such measures in other contexts.

The Sub-Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Sub-Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.  In addition, the Sub-Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Sub-Adviser will not vote proxies for such shares.

The Sub-Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies.  The Sub-Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Sub-Adviser’s general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

Seix

Seix has a Proxy Committee (the “Committee”) that is responsible for establishing policies and procedures designed to ensure that the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary Client accounts. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all Client accounts and product lines.

After a review of established service providers including size, experience and technical capabilities, RidgeWorth Capital Management, Inc. (“RidgeWorth”) contracted with Glass Lewis & Co. (“Glass Lewis”) on behalf of itself and various wholly-owned subsidiaries, including Seix, as its agent to provide certain administrative, clerical, functional recordkeeping and support services related to the firm’s proxy voting processes/procedures, which include, but are not limited to:

1.	The collection and coordination of proxy material from each custodian for each of Seix’s Clients;

2.	The facilitation of the mechanical act of proxy voting, reconciliation, and disclosure for each of Seix’s Clients, in accordance with Seix’s proxy policies and the Committee’s direction; and

3.	Required record keeping and voting record retention of all proxy voting on behalf of Seix’s Clients.

As reflected in Seix’s proxy policies, the Committee will affirmatively vote proxies for proposals that it interprets are deemed to be in the best economic interest of its Clients as beneficiaries to those actions.

The Committee will retain the ability to consider Client specific preferences and/or develop and apply criteria unique to Seix’s Client base and product lines, where appropriate.  As needed, this information will be communicated to Glass Lewis as Seix’s agent to ensure that the relative shares proxies will be voted accordingly.  RidgeWorth has reviewed Glass Lewis’ capabilities as agent for the administrative services above and is confident in its abilities to effectively provide these services.  RidgeWorth and Seix will monitor such capabilities on an ongoing basis.

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Seix discretionary investment management Clients.

As indicated above, the Committee utilizes the services of Glass Lewis, an independent third party agent, to assist with facilitating the administrative, clerical, functional, and recordkeeping proxy duties and to assist in managing certain aspects of our proxy obligations.  Accordingly, Seix maintains its own proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to “Taft Hartley” plans and relationships.  Employee Retirement Income Security Act of 1974 (“ERISA”) accounts will be voted in accordance with the U.S. domestic proxy policy as ERISA specific guidelines and requirements are incorporated into this policy.

Seix provides and maintains the following standard proxy voting policies:

•	Seix U.S. Domestic Proxy Policy (applied to both ERISA and Non-ERISA related accounts)
•	Seix Taft Hartley Proxy Policy
•	Seix Global/International Proxy Policy

These policies are available as described below. Both brief and extended summaries are available for the Seix Taft Hartley Proxy Policy and Seix Global/International Proxy Policy.

The Committee’s process includes a review and evaluation of relevant information related to the issuer’s proxy, applying the firm’s proxy voting policy in a prudent and appropriate manner and ensuring votes are cast in the best interest of our Clients.

Under the Seix Global/International Proxy Policy, the Committee generally votes in a manner similar to that recommended by Glass Lewis for an account’s international holdings including, to the extent permitted by law, ERISA accounts international holdings.  In this regard RidgeWorth and Seix have reviewed, and will monitor, Glass Lewis’ capabilities and conflict policies with respect to international securities proxy vote recommendations.

Please contact the Chief Compliance Officer at Seix Investment Advisors LLC, 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458; or via telephone at (201) 391-0300 for further information, questions and/or concerns regarding Seix’s Proxy Policy; or to receive a complete copy of the Policy.

Conflicts of Interest

Due to its diversified Client base, numerous product lines and affiliation with SunTrust, and its subsidiaries, the Proxy Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines.  In such instances, the Committee will review the potential conflict to determine if it is material.

Examples of material conflicts of interest that may arise could include those where the shares to be voted involve:

1.
Common stock of SunTrust Banks, Inc. (“SunTrust”), The Coca-Cola Company, Inc., and/or other public corporate issuers with which either Seix or SunTrust or its affiliates, may have a similar on-going non-investment management associated relationship;

2.	An issuer with a director, officer or employee who presently serves as an independent director on the board of SunTrust or any of its affiliates;

3.	An issuer having substantial and numerous banking, investment or other financial relationships with Seix, SunTrust or its affiliates;

4.	A director or senior officer of Seix or SunTrust serving on the board of a publicly held company; or

5.	A direct common stock ownership position of five percent (5%) or greater held individually by Seix or in conjunction with SunTrust and/or its affiliates

Although Seix utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material.  In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

1.	Retain an independent fiduciary to vote the shares; and/or

2.	Send the proxy material to the Client (in the case of Mutual Funds, the Mutual Funds’ shareholders) so it may vote the proxies.

Although Seix does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

FINANCIAL STATEMENTS

As of the date of this SAI, the Portfolio described herein had not yet commenced operations.  Accordingly, there are no financial statements related to this Portfolio.
.

APPENDIX A
SHORT-TERM RATINGS
Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.  Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Short-term ratings generally are assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to honor senior financial debt obligations and contracts.  Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state.  Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)	Indicates actual or imminent payment default.

Notes:	A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

“+” or “-” may be appended to a national rating to denote relative status within a major rating category.  Such suffixes are not added to short-term ratings other than ‘F1(xxx).’

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, Fitch’s Rating definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

Fitch’s International Short-Term Credit Ratings

Fitch’s international credit ratings are applied to the spectrum of corporate, structured, and public finance.  They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties.  When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis.  When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

International credit ratings assess the capacity to meet foreign currency or local currency commitments.  Both “foreign currency” and “local currency” ratings are internationally comparable assessments.  The local currency rating measures the probability of payment within the relevant sovereign state’s currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes:“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to Short-term ratings other than ‘F1.’

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.  A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r - This symbol is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Long-Term Debt Ratings

Aaa - Bonds and preferred stock which are rated ‘Aaa’ are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds and preferred stock which are rated ‘Aa’ are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

A - Bonds and preferred stock which are rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds and preferred stock which are rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds and preferred stock which are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds and preferred stock which are rated ‘B’ generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds and preferred stock which are rated ‘Caa’ are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds and preferred stock which are rated ‘Ca’ represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C – Bonds and preferred stock which are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country.  This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)
‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country.  The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A (xxx)
‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)
‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)
‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country.  Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)
‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx)	These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings.  For illustrative purposes, (xxx) has been used, as above.

“+” or “-” may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ national rating category or to categories below ‘CCC(xxx).’

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, Fitch’s Rating definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

Fitch’s International Long-Term Credit Ratings

Fitch’s international credit ratings are applied to the spectrum of corporate, structured, and public finance.  They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties.  When applied to an entity, these long-term ratings assess its general creditworthiness on a senior basis.  When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

International credit ratings assess the capacity to meet foreign currency or local currency commitments.  Both “foreign currency” and “local currency” ratings are internationally comparable assessments.  The local currency rating measures the probability of payment within the relevant sovereign state’s currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

Investment Grade

AAA
Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality.  ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality.  ‘A’ ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality.  ‘BBB’ ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B
Highly speculative.  ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A ‘CC’ rating indicates that default of some kind appears probable.  ‘C’ ratings signal imminent default.

DDD, DD, D
Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%.  Entities rated in this category have defaulted on some or all of their obligations.  Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Notes:	“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or to categories below ‘CCC.’

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

A Standard and Poor’s note rating reflects the liquidity factors and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria will be used in making that assessment:

•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” -- Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” -- Speculative capacity to pay principal and interest.

MIG/VMIG Ratings U.S. Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity.  By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

ROCHDALE INVESTMENT TRUST

PART C

OTHER INFORMATION

Item 23.  Exhibits

(a)
Agreement and Declaration of Trust is herein incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on March 6, 1998.

(b)		By-laws are herein incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A, filed with the SEC on March 6, 1998.

(c)		Specimen Share Certificate is herein incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on June 30, 1998.

(d)		Investment Advisory Contracts.

(1)
Investment Advisory Agreement dated August 11, 2005 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed with the SEC on March 13, 2007.

(A)	Form of Appendix A dated _______, 2009 to the Investment Advisory Agreement – filed herewith.

	(2)	Investment Sub-Advisory Agreement dated June 1, 2009 between Rochdale Investment Management, LLC and Seix Investment Advisors, LLC – filed herewith.

	(3)	Investment Sub-Advisory Agreement dated June 1, 2009 between Rochdale Investment Management, LLC and Federated Investment Management Corp. – filed herewith.

(e)		Distribution Contracts.

(1)
Distribution Agreement dated October 10, 2001 between Rochdale Investment Trust and RIM Securities, LLC is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed with the SEC on May 1, 2003.

(2)
Sub-Distribution Agreement dated February 19, 2002 by and among Rochdale Investment Trust, RIM Securities, LLC and Quasar Distributors, LLC is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed with the SEC on March 13, 2007.

(f)		Bonus or Profit Sharing Contracts – None.

(g)		Custody Agreement.

(1)
Custody Agreement dated December 10, 2004 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2005.

(A)
Amendment dated June 12, 2006 to the Custody Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed with the SEC on March 13, 2007.

(B)	Form of Second Amendment dated May 20, 2009 to the Custody Agreement – filed herewith.

	(2)	Form of Bank Loan Custodian Agreement dated ______, 2009 – filed herewith.

(h)		Other Material Contracts.

	(1)	Form of Administration Agreement dated June 28, 1998 is herein incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A, filed with the SEC on March 6, 1998.

(A)
Amendment dated September 1, 2000 to the Administration Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed with the SEC on May 1, 2008.

(B)
Amendment dated June 12, 2006 to the Administration Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed with the SEC on March 13, 2007.

(C)	Form of Amendment dated May 20, 2009 to the Administration Agreement – filed herewith.

(D)
Assignment and Assumption Agreement dated May 1, 2002 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 11 to the Registration on Form N-1A, filed with the SEC on May 1, 2003.

(2)
Operating Expenses Limitation Agreement dated July 9, 1999 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed with the SEC on April 27, 2001.

(A)	Form of Appendix A dated _______, 2009 to the Operating Expenses Limitation Agreement – filed herewith.

(3)
Transfer Agent Servicing Agreement dated August 31, 2001 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed with the SEC on February 26, 2004.

(A)
Amendment dated ____, 2002 to the Transfer Agent Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed with the SEC on February 26, 2004.

(B)
Amendment dated June 12, 2006 to the Transfer Agent Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed with the SEC on March 13, 2007.

(C)
Amendment dated December 30, 2005 to the Transfer Agent Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed with the SEC on May 1, 2008.

(D)	Form of Amendment dated May 20, 2009 to the Transfer Agent Servicing Agreement – filed herewith.

(4)	Powers of Attorney.

(A)
Powers of Attorney for Maxime Baretge, Jerry Roland and Carl Acebes are herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed with the SEC on May 1, 2003.

(B)
Power of Attorney for Thomas Volpe is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed with the SEC on October 1, 2004.

(5)
Services Agreement dated May 24, 2006 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed with the SEC on March 13, 2007.

(6)
Fund Accounting Servicing Agreement dated June 12, 2006 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed with the SEC on March 13, 2007.

(A)	Form of Amendment dated May 20, 2009 to the Fund Accounting Servicing Agreement – filed herewith.

(i)		Legal Opinions.

(1)
Opinion of Counsel relating to the Dividend & Income Portfolio is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 1999.

(2)
Opinion of Counsel relating to the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value and Intermediate Fixed Income Portfolios is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed with the SEC on July 24, 2000.

(3)
Opinion of Counsel relating to the Large Growth Portfolio, Large Value Portfolio, Mid/Small Growth Portfolio, Mid/Small Value Portfolio, Atlas Portfolio, Dividend & Income Portfolio, and Intermediate Fixed Income Portfolio is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed with the SEC on December 15, 2004.

	(4)	Opinion of Counsel relating to the Fixed Income Opportunities Portfolio – filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)		Omitted Financial Statements – None.

(l)		Subscription Agreement is herein incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on June 30, 1998.

(m)
Share Marketing Plan pursuant to Rule 12b-1 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 1999.

(A)	Form of Amendment dated ______, 2009 to the Share Marketing Plan pursuant to Rule 12b-1 – filed herewith.

(n)		Rule 18f-3 Plan – None.

(o)		Reserved.

(p)		Codes of Ethics.

(1)
Joint Code of Ethics for Rochdale Investment Trust, Rochdale Investment Management, LLC, RIM Securities, LLC and Rochdale Core Alternative Strategies Fund is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed with the SEC on May 1, 2008.

	(2)	Code of Ethics for Seix Investment Advisors, LLC – filed herewith.

	(3)	Code of Ethics for Federated Investment Management Corp. – filed herewith.

Item 24.  Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification

Article VII, Section 2 of the Trust’s Agreement and Declaration of Trust provides as follows:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Advisor

With respect to the Advisor, the response to this item is incorporated by reference to Part I of the Advisor’s Form ADV (Schedule A) as amended, File No. 801-27265.

Item 27.  Principal Underwriter

(a)	The Advisor’s affiliate, RIM Securities, LLC (formerly a division of the Advisor) also acts as the Registrant’s principal underwriter and does not act in that capacity for other investment companies.

(b)
The following information is furnished with respect to the officers and directors of the Advisor and Underwriter.  Each such person’s principal business address is 570 Lexington Avenue, New York, New York 10022:

Name and Principal Business Address	Position and Offices with RIM Securities, LLC	Positions and Offices with Registrant

Carl Acebes	Chairman and Chief Investment Officer	Chairman and Trustee

Garrett R. D’Alessandro	President and Chief Executive Officer	President and Secretary

Kurt Hawkesworth	Chief Compliance Officer and General Counsel	Chief Compliance Officer

Edmund Towers	Chief Financial Officer	Treasurer

(c)	Not applicable.

Item 28.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Investment Advisor	Rochdale Investment Management LLC 570 Lexington Avenue New York, NY 10022
Registrant’s Investment Subadvisors
Seix Investment Advisors, LLC 10 Mountainview Road, Suite C-200 Upper Saddle River, New Jersey 07458
Federated Investment Management Corp. Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank N.A. Custody Operations 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	RIM Securities LLC 570 Lexington Avenue New York, NY 10022

Item 29.  Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 30.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post Effective Amendment No. 28 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 5th day of June, 2009.

ROCHDALE INVESTMENT TRUST

By: /s/Garrett R. D’Alessandro
Garrett R. D’Alessandro
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 28 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/Carl Acebes*	Trustee	June 5, 2009
Carl Acebes

/s/Jerry Roland*	Trustee	June 5, 2009
Jerry Roland

/s/Maxime C. Baretge*	Trustee	June 5, 2009
Maxime C. Baretge

/s/Thomas J. Volpe*	Trustee	June 5, 2009
Thomas J. Volpe

/s/Garrett R. D’Alessandro	President and Principal Financial Officer	June 5, 2009
Garrett R. D’Alessandro

* By: /s/Garrett R. D’Alessandro
Garrett R. D’Alessandro
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description

(d) (1)(A)	Form of Appendix A dated ________, 2009 to the Investment Advisory Agreement

(d)(2)	Investment Sub-Advisory Agreement dated June 1, 2009 between Rochdale Investment Management, LLC and Seix Investment Advisors, LLC

(d)(3)	Investment Sub-Advisory Agreement dated June 1, 2009 between Rochdale Investment Management, LLC and Federated Investment Management Corp.

(g)(1)(B)	Form of Second Amendment dated May 20, 2009 to the Custody Agreement

(g)(2)	Form of Bank Loan Custodian Agreement dated ________, 2009

(h)(1)(C)	Form of Amendment dated May 20, 2009 to the Administration Agreement

(h)(2)(A)	Form of Appendix A dated ________, 2009 to the Operating Expenses Limitation Agreement

(h)(3)(D)	Form of Amendment dated May 20, 2009 to the Transfer Agent Servicing Agreement

(h)(6)(A)	Form of Amendment dated May 20, 2009 to the Fund Accounting Servicing Agreement

(i)(4)	Opinion of Counsel relating to the Fixed Income Opportunities Portfolio

(j)(i)	Consent of Independent Registered Public Accounting Firm

(m)(A)	Form of Exhibit A dated ________, 2009 to the Share Marketing Plan pursuant to Rule 12b-1

(p)(2)	Code of Ethics for Seix Investment Advisors, LLC

(p)(3)	Code of Ethics for Federated Investment Management Corp.